As Filed with the Securities and Exchange Commission on April 29, 2025
REGISTRATION NO. 333-168712
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 22
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 160

DELAWARE LIFE VARIABLE ACCOUNT F
(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Name of Depositor)
10555 Group 1001 Way
Zionsville, IN 46077
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (844) 448-3519
Michael S. Bloom, Chief Legal Officer and Secretary
Delaware Life Insurance Company
230 Third Avenue, 6th Floor
Waltham, MA 02451
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Masters Flex II Variable Annuity
PROSPECTUS
May 1, 2025
This Prospectus describes the Masters Flex II Variable Annuity (the “Contract”), a flexible payment deferred variable annuity contract. Delaware Life Insurance Company (the “Company,” “Delaware Life,” “us,” “our,” or “we”) and Delaware Life Variable Account F (the “Variable Account”) offered the Contract to individuals and entities and through personal retirement and deferred compensation plans. The Contract is no longer available for sale.
The Contract allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. This Prospectus provides important information about the Contract, including its material features, rights, obligations, restrictions, investment options, optional benefits, and variations, as well as other information.
When you invest in the Contract, you decide how to allocate your money among a number of Variable Account options and, if available, fixed investment options. You should consider which features are important to you and the amount of Variable Account charges, the amount of any optional benefit charges, and the amount of any early withdrawal charges that you are willing to pay relative to your needs. In deciding whether to purchase any of the optional living or death benefits that are available, you should consider the desirability of the benefit relative to its additional cost and your needs.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Account Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
If you have any questions about your Contract, please contact us at our Service Address:
By mail – Delaware Life Insurance Company
P.O. Box 758581, Topeka, KS 66675-8581
By express mail – Delaware Life Insurance Company,
Mail Zone 581, 5801 S.W. 6th Avenue, Topeka, KS 66636
By telephone – (877) 253-2323
By facsimile – (785) 286-6118
https://www.delawarelife.com/contact-us/contact-page
The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

SPECIAL TERMS
Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix C. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.
In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			Location In The Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 4 years following your last Purchase Payment, you will be assessed a withdrawal charge of up to
8% (as a percentage of Purchase Payments withdrawn), declining to 0%
over that time period. For example, if you make a withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.
Fee Table - Transaction Expenses Withdrawals and Withdrawal Charges
Transaction Charges
In addition to charges for withdrawals, you may also be charged for other transactions. There may be taxes on Purchase Payments and charges for transfers between investment options. Currently, we do not charge for transfers. However, we reserve the right to charge $15 per transfer.
Fee Table - Transaction Expenses Transfer Privilege Contract Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee Table - Transaction Expenses Contract Charges Benefits Available Under the Contract Appendix A - Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base contract:	1.65%[1]	1.65%[1]
	Investment Options (Fund fees and expenses)	0.67%[2]	2.54%[2]
	Optional Benefits Available for an Additional Charge (for a single optional benefit, if elected)	0.40%[1]	1.95%[3]
1As a percentage of average daily net Variable Account assets. [2]As a percentage of Fund net assets. [3]As a percentage of the highest Withdrawal Benefit Base during the Account Year.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $2,107	Highest Annual Cost: $5,274
Assumes: ●Investment of $100,000 ●5% annual appreciation ●Least expensive Fund fees and expenses ●No optional benefits ●No sales charges ●No additional Purchase Payments, transfers or withdrawals
Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits and Fund fees
and expenses
●No sales charges
●No additional Purchase
Payments, transfers or
withdrawals

	RISKS	Location In The Prospectus
Risk of Loss	You can lose money by investing in the Contract.	Principal Risks of Investing in the Contract Transfer Privilege
Not a Short-Term Investment
●The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
●The benefits of tax deferral, long-term income and living benefit guarantees mean the Contract is generally more beneficial to investors with a long-term horizon. You should not use the Contract as a short-term investment.
●Withdrawal charges may apply to withdrawals taken within 4 years after a
Purchase Payment. If you take a withdrawal, a withdrawal charge may reduce the withdrawal amount that you actually receive and the value of your investment. Withdrawals may also reduce or terminate Contract guarantees.
●Withdrawals may be subject to taxes, including a 10% additional tax if you take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract Withdrawals and Withdrawal Charges Tax Provisions
Risks Associated with Investment Options
●An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Funds).
●Each investment option (including any Fixed Account investment option)
will have its own unique risks.
●You should review the investment options before making an investment decision.
Principal Risks of Investing in the Contract The Variable Account The Fixed Account Options - The DCA Periods
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company.
Any obligations (including under any Fixed Account investment options), guarantees, or benefits are subject to the claims-paying ability of the
Company. Additional information about the Company, including its financial strength ratings, is available upon request by calling (877)
253-2323 or visiting https://www.delawarelife.com/contact-us/contact-page.
Principal Risks of Investing in the Contract The Variable Account The Fixed Account Options - The DCA Periods
	RESTRICTIONS	Location In The Prospectus
Investments
●Certain investment options may not be available under the Contract.
●You are allowed to make 12 transfers between investment options per
Account Year. We reserve the right to charge $15 per transfer. At least 6 days must elapse between transfers. Your transfers between Fund options are subject to policies designed to deter frequent transfers. These transfer restrictions do not apply to transfers under the Contract’s automatic programs.
●We reserve the right to remove or substitute Funds as investment options.
The Variable Account The Fixed Account Options - The DCA Periods Transfer Privilege Appendix A - Funds Available Under the Contract

	RESTRICTIONS (CONT.)	Location In The Prospectus
Optional Benefits
●The Contract contains optional death and living benefits, available for an additional charge, which must be elected on or before the Issue Date and are no longer available to be added to your Contract.
●If you elected an optional living benefit, all of your Account Value must be invested in Designated Funds at all times and, if using an asset allocation model, must comply with minimum and maximum allocation percentage ranges during the term of your optional living benefit. We reserve the right to declare that a particular Fund no longer qualifies as a
Designated Fund.
●Failure to comply with the applicable investment restrictions will result in the termination of your living benefit.
●The amount and frequency of Purchase Payments may be limited depending on the optional living benefit you have elected, and Purchase
Payments made after the first Account Year may receive a lower benefit.
●Early Withdrawals and withdrawals that exceed specified limits may affect the availability of your living benefit by reducing the benefit by an amount greater than the amount withdrawn and could terminate your living benefit.
Designated Funds Build Your Own Portfolio Death Benefit Appendix B - List of Designated Funds and Other Investment Restrictions
	TAXES	Location In The Prospectus
Tax Implications
●You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
●There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or an individual retirement account (IRA).
●Distributions from your Contract that are includible in income are taxed at ordinary income rates. You may be subject to a 10% additional tax if you take a withdrawal before age 59 1∕2.
Tax Provisions
	CONFLICTS OF INTEREST	Location In The Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling the
Contract to you, including commissions, other cash compensation, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. As a result of these compensation arrangements, your investment professional may have a financial incentive to offer or recommend this Contract to you over another investment for which the investment professional is not compensated or is compensated less.
Distribution of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

OVERVIEW OF THE CONTRACT
Purpose
The Contract provides a number of important benefits for your retirement planning. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit and an optional death benefit if you die during the Accumulation Phase and optional living benefits to provide guaranteed lifetime income.
The Contract may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Contract. It is not designed for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is not appropriate for you if you intend to make early or frequent withdrawals due to your liquidity needs, or if you intend to trade frequently in the Contract’s Fund options.
Phases of the Contract
The Contract has two phases: (1) an Accumulation Phase (for savings) and (2) an Income Phase (for income).
●
Accumulation Phase. During the Accumulation Phase, you may generally make Purchase Payments under the Contract and allocate them to one or more of the Contract’s investment options, including:
●
The Fund options (also referred to as Variable Account options or Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies, and risks. When you choose to invest in the Fund options, you assume investment risk.
Additional information about each Fund is provided in an appendix to this prospectus. See APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT.
●
The Fixed Account options, if available, guarantee principal and interest for Guarantee Periods of one or more years. We are currently offering only 6-month and 12-month DCA Periods.
●
Income Phase. If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments either from the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option. During the Income Phase, you will not be able to take withdrawals of Account Value. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will, subject to requirements under federal tax laws, receive any remaining payments provided under the Annuity Option that is in effect. Optional living benefits may terminate upon annuitization.
Contract Features
●
Access to Your Money. You can withdraw money from your Contract or surrender your Contract during the Accumulation Phase. If you take a withdrawal or surrender, you may be subject to a withdrawal charge and income taxes, including a 10% additional federal tax if you are younger than age 59 1∕2.
●
Tax-Deferral. The Contract has tax-deferral, so your earnings under the Contract are generally not subject to tax unless you take a withdrawal, we make an annuity payment to you, or the death benefit is paid. If you purchase your Contract through a tax-qualified plan or individual retirement account (IRA), your purchase should be made for reasons other than tax-deferral. Tax-qualified plans and IRAs already provide tax-deferral without the need to purchase an annuity contract.

●
Optional Living Benefits. The Contract has optional living benefits that provide guaranteed lifetime income. You can elect only one living benefit and the election must have been made before the Issue Date. These options are no longer available to be added to your Contract. You may terminate a living benefit at any time; once terminated, a living benefit cannot be reinstated.
●
A living benefit offers guaranteed lifetime income withdrawal benefits which provide for annual lifetime withdrawal payments on a single life or joint life basis, even if the Account Value declines to zero.
●
You will pay an additional annual fee, deducted on a quarterly basis.
●
All of your Account Value must be invested in Designated Funds at all times and, if using an asset allocation model, must comply with minimum and maximum allocation percentage ranges during the term of your optional living benefit. See APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS for further information. Failure to comply with the applicable investment restrictions will result in the termination of your living benefit. We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.
●
The amount and frequency of Purchase Payments may be limited, and Purchase Payments made after the first Account Year may receive a lower benefit.
●
Basic and Optional Death Benefit. If you die during the Accumulation Phase, the Beneficiary will receive a death benefit. The contract includes a Basic Death Benefit at no additional cost. The Basic Death Benefit pays the greater of: (1) your Account Value on the Death Benefit Date, and (2) your total Adjusted Purchase Payments. If you were younger than age 75 on the Open Date, you may have elected the optional Maximum Anniversary Value death benefit on or before the Issue Date, for an additional annual charge. This option is no longer available to be added to your Contract. Under this option, the death benefit will be the greater of (1) the Basic Death Benefit, and (2) your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.
●
Additional Features and Services.
●
Automatic Transfer and Withdrawal Programs. At no additional charge, we offer three automatic transfer programs (Dollar Cost Averaging Program, Asset Allocation Program and Portfolio Rebalancing Program) and an automatic withdrawal program (Systematic Withdrawal Program).
●
Credit. If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit.
●
Withdrawal Charge Waiver. At no additional charge, the Contract includes an annual free withdrawal amount and a nursing home waiver. Withdrawals may still be subject to taxes and tax penalties and may reduce Contract benefits.
●
E-Delivery. We offer an optional electronic delivery service for delivery of prospectuses, transaction confirmations, Fund shareholder reports, and certain other communications in electronic format instead of delivering paper copies.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the optional benefits you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		None
Deferred Sales Load (or Withdrawal Charge) (as a percentage of Purchase Payments withdrawn)		8%[1]
Withdrawal Charge Schedule
Number of Completed Years Since the Purchase Payment Has Been in Your Contract	Withdrawal Charge
0	8%
1	8%
2	7%
3	6%
4 or more	0%
Exchange Fee (per transfer after 12th transfer in an Account Year)		$15[2] (Currently $0)
1
A portion of your Account Value may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for four Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)
2
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses[1]		$50
Base Contract Expenses[2] (as a percentage of average daily Variable Account Value)		1.65%
Optional Benefit Expenses	Maximum Charge
Maximum Anniversary Account Value (“MAV”)[3] (as a percentage of average daily Variable Account Value)	0.40%
Income Riser III Living Benefit[4] (as a percentage of the highest Withdrawal Benefit Base[5] during the Account Year)	1.95%
Income Maximizer Living Benefit[4] (as a percentage of the highest Withdrawal Benefit Base[5] during the Account Year)	1.95%
Income Maximizer Plus Living Benefit[4] (as a percentage of the highest Withdrawal Benefit Base[5] during the Account Year)	1.95%
1
Referred to as the “Annual Account Fee” elsewhere in this Prospectus. The Annual Account Fee is waived if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)
2
The Base Contract Expenses consist of the mortality and expense risk charge of 1.30%, the administrative expense charge of 0.15%, and the distribution fee of 0.20%, for a total of 1.65% during the Accumulation Phase. The Basic Contract Expenses do not include Optional Benefit Expenses. All of the Base Contract Expenses are assessed as a percentage of average daily net Variable Account assets. After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or any Optional Benefit Expenses. The 1.65% insurance charge, which includes the administrative expense charge and the distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.
3
An optional death benefit, available on or before the Issue Date, that is no longer available to add to your Contract. The MAV optional death benefit is described under “DEATH BENEFIT.” The fee for the MAV optional death benefit is assessed as a percentage of average daily net Variable Account assets.
4
An optional living benefit, available on or before the Issue Date, that is no longer available to add to your Contract. The optional living benefits, and the fees for each of them, are described under “OPTIONAL LIVING BENEFITS.” Only one optional living benefit can be in effect under your Contract. The fee for the optional living benefit is assessed and deducted quarterly based upon your Withdrawal Benefit Base on the last day of the Account Quarter. Different fees may apply depending on whether you have elected single-life or joint-life coverage. We reserve the right to increase or decrease the percentage rate used to calculate the fee for each optional living benefit at any time but, in no event, will the rate ever exceed the maximum annual rate of 1.95% for joint-life coverage or 1.75% for single-life coverage. The current annual rates and maximum annual rates used to calculate the fee for each optional living benefit are shown in the chart under “Charges for Optional Benefits.”
5
On the Issue Date, the Withdrawal Benefit Base is equal to your initial Purchase Payment, and is, thereafter, subject to certain adjustments. (See “Withdrawal Benefit Base” under “OPTIONAL LIVING BENEFITS.”)

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document in APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.
Annual Fund Expenses
	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, and/or service (12b-1) fees, and other expenses)	0.67%	2.54%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)
If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$13,670	$25,944	$33,684	$68,485
(2)
If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$6,601	$20,022	$33,684	$68,485
(3)
If you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$6,601	$20,022	$33,684	$68,485
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss
You can lose money by investing in the Contract, including loss of principal. The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk
The Contract is not designed for short-term investing or for an investor who needs ready access to cash. The Contract is designed for an investor with a longer time horizon for investment. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-term investment horizon.

Variable Investment Options Risk
Amounts that you invest in the variable investment options (i.e., the Sub-Accounts or Variable Account options) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Account Value goes up, and if they lose money, your Account Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account. The Company does not guarantee the performance of the Sub-Accounts or the underlying Funds.
Withdrawal Risk
You should carefully consider the risks associated with withdrawals under the Contract (including a full surrender). Withdrawals may be subject to significant withdrawal charges. Withdrawals are generally subject to ordinary income taxation and, if you take a withdrawal prior to age 59 1∕2, you may also be subject to a 10% additional tax. A full withdrawal (i.e., a surrender) will terminate the Contract and all of its benefits. You should consider the impact that a partial withdrawal may have on the standard and optional benefits under your Contract. Partial withdrawals will reduce the value of the death benefit, including by an amount greater than the amount withdrawn. In addition, a partial withdrawal may reduce the value of an optional living or death benefit that you have elected by an amount greater than the amount withdrawn and could result in termination of the benefit. If you take systematic withdrawals, you may be repeatedly exposed to the risks associated with partial withdrawals. If you have amounts invested in the Fixed Account and need ready access to cash, we may defer payment of any amounts withdrawn from the Fixed Account for up to six months. You cannot make withdrawals from the Contract after it is annuitized.
Investment Restrictions Risk
If you elect an optional living benefit, you will be subject to investment restrictions. Your optional benefit may be terminated if you fail to satisfy the applicable investment restrictions. The Funds to which you may be limited are referred to as “Designated Funds.” We limit the number and type of available Designated Funds and reserve the right to declare that a particular Fund is no longer a Designated Fund. We impose minimum and maximum allocation requirements for each Designated Fund category in our sole discretion to reduce our risk exposure in providing the guarantees associated with the optional benefit riders. These limits may reduce the return on your investment. We impose investment restrictions because they reduce the risk of investment losses during down market periods that may require us to use our own assets to make guaranteed payments under the Contract’s optional benefits. At the same time, the investment strategy of the Designated Funds during an upside market period could limit market gains in your Contract. The investment objectives and policies of the Designated Funds may conflict with your investment objectives by reducing the potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your financial professional to determine whether you have a need for these optional benefits and whether the Designated Funds are appropriate investments for you.
Purchase Payment Restriction Risk
We limit the amount of Purchase Payments that you make to the Contract. We reserve the right to limit additional Purchase Payments to at least $1,000. We will not accept, without our prior approval, a Purchase Payment if your Account Value is over $2 million or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right not to accept Purchase Payments more than five years after your Issue Date or after your 70th birthday, whichever is later. If you elect the Income Riser III living benefit, you can only make additional Purchase Payments during your first Account Year. If you elect the Income Maximizer or Income Maximizer Plus living benefit, Purchase Payments after your first Account Year cannot exceed $50,000 per Account Year without our prior approval. In addition, under Income Maximizer and Income Maximizer Plus, we reserve the right not to accept any additional Purchase Payments. Our restrictions related to Purchase Payments may affect the value of your Contract. If you are not permitted to make additional Purchase Payments, you will lose the ability to increase the value of your Contract and its benefits through Purchase Payments.

Transfer Risk
If you elect an optional living benefit, any transfer of Account Value to a Fund that is not a Designated Fund will terminate the optional benefit, without any value. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Account Value is invested in response to changing market conditions or changes in your personal circumstances.
Selection Risk
The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may not be available now or in the future. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will be more than offset by the amount you paid for the benefit.
Fixed Account Interest Rate Risk
We guarantee that we will credit interest to amounts you allocate to the Fixed Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.
Financial Strength and Claims-Paying Ability Risk
Our guarantees and obligations under the Contract, including any death benefit, optional living benefit, amounts held in the Fixed Account, interest credited on amounts held in the Fixed Account, and income payments are subject to our financial strength and long-term claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cyber Security Risks
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners. As such, our business is vulnerable to systems failures, cyber security incidents, and operational disruptions, any of which could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract.
Financial services companies and their service providers are increasingly targets of cyber-attacks. Cyber-attacks may be systemic (e.g., affecting infrastructure generally) or targeted (e.g., affecting our systems specifically). While we have established controls to help identify threats and protect our systems, our systems have in the past been, and will likely in the future be, subject to cyber-attacks or other cyber security incidents. There is no guarantee that we will always be successful in protecting our systems against future attacks or incidents.
The operational and information security risks to which we are exposed include (but are not limited to) utility outages; the loss, theft, misuse, corruption, destruction, or malicious encryption of data; interference with or denial of service; attacks on systems and websites; hardware and software malfunctions; physical break-ins; fraud; and unauthorized access or release of confidential customer information. Cyber security incidents may impede our ability to process Contract transactions, calculate Variable Accumulation Unit values, or otherwise administer the Contract. They could also subject us to regulatory fines, litigation, or financial losses and/or cause reputational damage. Cyber security incidents could impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds to lose value.
We are also exposed to risks related to natural and man-made disasters and other severe events, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, terrorist acts, and military actions, any of which could adversely affect our ability to conduct business operations. We maintain business continuity plans, but we cannot assure you that severe events will not impair our ability to administer the Contract. Severe events may impact our ability to calculate Variable Accumulation Unit values or process Contract transactions, and could have other possible negative impacts. They may also impact our service providers, financial intermediaries, the Funds, or the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, our service providers and intermediaries, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters or other severe events.
COMMUNICATING TO US ABOUT YOUR CONTRACT
You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be received at our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone at (877) 253-2323 if the broker-dealer permits and the registered representative has written authorization from you.
Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we receive them, in Good Order, at our Service Address or by telephone at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time.
Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system or website (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.
When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.
DELAWARE LIFE INSURANCE COMPANY
We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in all states (except New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our main administrative office address is 10555 Group 1001 Way, Zionsville, IN 46077.
The immediate parent company of Delaware Life Insurance Company is DLIC Sub-Holdings, LLC, a Delaware limited liability company formed on August 31, 2020. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter.
THE VARIABLE ACCOUNT
We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.
Information regarding each Fund, including its (i) name, (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this prospectus. (See APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT.) Each Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectuses for the Funds carefully before investing. The Fund prospectuses and other information can be found at https://dfinview.com/DelawareLife/

TAHD/86680A137?site=Annuity. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (800) 477-6545, Option 2, or by sending an email request to customer.relations@delawarelife.com.
Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.
The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.
The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.
As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.
Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as investment options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.
Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios, and cash flows.

Selection of Funds
The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.
We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts.
Fund Restrictions
If you elected an optional living benefit, we may currently limit your choice of Subaccounts to the Designated Funds. We limit the number and type of available Designated Funds to reduce our risk exposure in providing the guarantees associated with these optional living benefits. These limits may reduce the rate of return on your investment. The Designated Fund requirements may reduce the likelihood that the Account Value will be reduced to zero as a result of investment performance and that we will have to make payments under the living benefit options. (See APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.)
Payments We Receive
The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds, ranging up to 0.35% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.
These payments reflect in part expense savings by the Fund Groups for having, in the case of the Contracts, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.
In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.
These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contracts. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.
THE FIXED ACCOUNT OPTIONS: THE DCA PERIODS
The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to the DCA program under either the 6-month DCA Period or the 12-month DCA Period, become part of the Fixed Account. (See “Other Programs.”) These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.
We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.
We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.
Money allocated to a DCA Period earns interest at a Guaranteed Interest Rate. We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends, and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.
THE ACCUMULATION PHASE
During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.
Issuing Your Contract
We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”

We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and an optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.
We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply your Purchase Payment within two Business Days.
Amount and Frequency of Purchase Payments
The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the amount and timing of Purchase Payments you can make. (See “OPTIONAL LIVING BENEFITS.”)
Allocation of Net Purchase Payments
You may allocate your Purchase Payments among the different Sub-Accounts and DCA Periods currently available. However, we reserve the right to limit any allocation to a DCA Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.
In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or DCA Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.
Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.
Your Account
When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.
Your Account Value
Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”

Variable Account Value
Variable Accumulation Units
In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.
Variable Accumulation Unit Value
The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub- Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.
To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub- Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit.
For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.
Crediting and Canceling Variable Accumulation Units
When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.
Fixed Account Value
Your Fixed Account Value is the sum of all amounts allocated to the Fixed Account options available under our DCA program, plus interest credited on those amounts, minus withdrawals, transfers out of DCA Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.
We credit interest on amounts allocated to the Fixed Account at the applicable Guaranteed Interest Rate for the duration of the DCA Period you elect. While you are participating in the DCA program, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Transfer Privilege
Permitted Transfers
During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts then available, subject to the following restrictions:
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you may not make more than 12 transfers in any Account Year;
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at least 6 days must elapse between transfers to and from the Sub-Accounts;
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transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and
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we impose additional restrictions on frequent transfers and short-term trading, which are further described below. (See “Short-Term Trading.”)
These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.
We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.
There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Under current law, there is no tax liability for transfers.
Requests for Transfers
You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.
If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on any Business Day that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day, at the Variable Accumulation Unit Value next determined at the close of the New York Stock Exchange on that Business Day. Otherwise, your transfer request will be priced on the next Business Day.
The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.
We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a Fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.
We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.
Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or DCA Periods as described more particularly elsewhere in this Prospectus and in APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).
You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.
Short-Term Trading
The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.
The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum Exchange Fee per transfer presented in the table of “Transaction Expenses” under “FEE TABLE” in this Prospectus.
Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.
If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.
We will provide you written notification of any restrictions imposed.
We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:
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when a new broker of record is designated for the Contract;
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when the Participant changes;
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when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

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when necessary in our view to avoid hardship to a Participant; or
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when underlying Funds are dissolved, merged, or substituted.
If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.
Funds’ Trading Policies
In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.
We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.
Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.
Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates
In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS AND WITHDRAWAL CHARGES.”
If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:
●
An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.
●
If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.
This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.
Other Programs
You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit or any optional death benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below.
We reserve the right to terminate each of these programs. You may also terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.
Dollar-Cost Averaging (“DCA”) Program
You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected SIR III, your ability to make Purchase Payments into the DCA program will end after your first Account Anniversary. If you have elected SIM or SIM Plus, you can make additional Purchase Payments into the DCA program at any time. However, under SIM and SIM Plus, we reserve the right not to accept any additional Purchase Payments into the DCA program, and any Purchase Payments after the first Account Anniversary may not exceed $50,000 per Account Year without our prior approval.
The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a 6-month DCA Period or 12-month DCA Period. At regular time intervals, we will automatically transfer a portion of your Fixed Account Value to one or more Sub-Accounts that you choose. The program continues until your Fixed Account Value is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.
Amounts allocated to a DCA Period under the program will earn interest at a rate declared by the Company for the DCA Period you elect. Amounts invested in a Sub-Account may not be transferred to a DCA Period. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise. Any allocation of a new Purchase Payment to the DCA program will be treated as commencing a new DCA Period.
The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market.
Asset Allocation
One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.
We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.
Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.
You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.
Systematic Withdrawal Program
You may select our Systematic Withdrawal Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. They may also be included as income and subject to a 10% additional tax as well as charges applicable on withdrawal. You should consult a qualified tax professional before choosing this option. We reserve the right to limit the election of this program to Contracts with a minimum Account Value of $10,000.
You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. For more detail regarding the amount that you may withdraw under your optional living benefit, please see “Annual Withdrawal Amount” and “Lifetime Withdrawal Percentage.”

Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)
You may change or stop this program at any time, by written notice to us or other means approved by us.
Portfolio Rebalancing Program
You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”)

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Dollar Cost Averaging Program
Allows you to allocate a
Purchase Payment to the
Fixed Account and
automatically transfer a
fractional amount to one or
more Sub-Accounts at
regular time intervals until
the program is depleted or
you elect to stop. The final
transfer will include all
interest earned.
		Standard	No charge	N/A
●Available only during the
Accumulation Phase.
●All future Purchase Payments
will be allocated to the
program unless you specify
otherwise.
●Each new Purchase Payment
will begin a new program.
●Only 6-month and 12-month
periods available.
●May be subject to $1,000
minimum allocation.
●Not available after the first
Account Anniversary if you
elected the SIR III optional
living benefit.
●If you elected the SIM or SIM
Plus optional living benefit:
●We may stop accepting
additional Purchase
Payments into the program.
●Purchase Payments after the
first Account Anniversary
cannot exceed $50,000 per
Account Year without our
prior approval.

Asset Allocation Program	Allows you to participate in an asset allocation model that we may make available. Each model represents a combination of Sub-Accounts with a different level of risk.	Standard	No charge	N/A
●Available only during the
Accumulation Phase.
●You may participate in only
one model.
●Models are “static,” meaning
the original percentage
allocations do not change and
Account Value is only
rebalanced among the
Sub-Accounts in the model.
●You cannot change models but
you can make an independent
decision to change your asset
allocations at any time.
●Models may be affected by
fund mergers, liquidations,
substitutions, or closures.

Systematic Withdrawal	Allows you to take automatic withdrawals from	Standard	No charge	N/A	●Available only during the Accumulation Phase.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Program	your Account Value at a designated frequency.
●Systematic withdrawals may
repeatedly expose you to the
risks associated with partial
withdrawals.
●Withdrawals may be subject to
withdrawal charges and taxes,
including tax penalties.
●You are responsible for
adjusting the amount and
timing of withdrawals to
comply with withdrawal limits
under an optional living
benefit.
●Withdrawals may significantly
reduce an optional living
benefit, the basic death
benefit, or an optional death
benefit, including by an
amount greater than the
amount withdrawn.
●We reserve the right to impose
a minimum Account Value of
$10,000 for enrollment.
●No One-Time Access
Withdrawal under SIM and
SIM Plus living benefits if you
have elected a Systematic
Withdrawal Program.

Portfolio Rebalancing Program	Allows you to automatically transfer Account Value among the Sub-Accounts to maintain your selected percentage allocations.	Standard	No charge	N/A	●Available only during the Accumulation Phase. ●Only quarterly, semi-annual, and annual rebalancing available.
Credit
If your Purchase Payments
or Account Value exceeds
$1 million on your Account
Anniversary, an amount
equal to 0.15% of your
Account Value will be
credited to your Account on
that date and on every
subsequent Account
Anniversary during the
Accumulation Phase. The
0.15% credit is not a
Purchase Payment and
therefore no withdrawal
charges are directly
associated with the credit.
		Standard	No charge	N/A
●May result in your Account
Value becoming the greatest
amount payable under the
basic death benefit.
●If you are participating in an
optional living benefit, the
increase in your Account Value
may cause a step-up of your
Withdrawal Benefit Base.

Nursing Home	Allows you to make a full withdrawal without a	Standard	No charge	N/A	●Waiver must be approved in state of issue.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Withdrawal Charge Waiver	withdrawal charge if you are confined to a nursing home.
●Not available until one year
after the Contract is issued.
●Must be confined to an eligible
nursing home.
●Must be confined for 180
continuous days or any shorter
period required by your state.
●Confinement must begin after
the Contract is issued.
●Requires proof of eligibility.

Basic Death Benefit	Pays a death benefit equal to the greater of the Account Value and the total Purchase Payments.	Standard	No charge	N/A	●Withdrawals may significantly reduce the benefit, including by an amount greater than the amount withdrawn. ●Annuitizing the Contract terminates the benefit.
Maximum Anniversary Value (MAV) Death Benefit
Pays a death benefit equal
to the higher of the Basic
Death Benefit and the
highest Account Value on
any Account Anniversary
before the Covered Person’s
81st birthday, adjusted for
Purchase Payments and
withdrawals made after that
Account Anniversary.
		Optional	0.40% of average daily Variable Account Value	0.40% of average daily Variable Account Value
●Cannot be elected after the
Contract is issued.
●Cannot be changed after the
Contract is issued.
●Withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn.
●Annuitizing the Contract
terminates the benefit.

Income Riser (SIR III) Living Benefit
Allows you to withdraw a
guaranteed amount of
money each year, and your
guaranteed withdrawals
may continue for life (on a
single- or joint-life basis),
regardless of investment
performance, provided you
comply with certain
requirements.
Includes annual step-up
(based on the Account
Value on each Account
Anniversary), bonus, and
step-through features that
may increase the annual
guaranteed withdrawal
amount.
Under the bonus feature,
your benefit base may
increase by 7% of your
bonus base on each
		Optional	1.95% for joint-life coverage (1.75% for single-life coverage)	1.30% for joint-life coverage (1.10% for single-life coverage)
●Cannot be elected after the
Contract is issued.
●Maximum Withdrawal Benefit
Base is $5 million.
●No additional Purchase
Payments after the first
Account Anniversary.
●Investment restrictions limit
available investment options
and the percentages that can be
allocated among the available
options.
●Investment or transfer outside
the investment restrictions will
terminate your benefit.
●Early and excess withdrawals
may significantly reduce the
benefit, including by an
amount greater than the value
withdrawn, and may terminate
the benefit and the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

Account Anniversary in the
Bonus Period. The initial
Bonus Period may be
extended at each step-up, if
any, during the Bonus
Period.
Under the step-through
feature, the Lifetime
Withdrawal Percentage used
to calculate your guaranteed
withdrawal amount may
increase if your age at a
step-up makes you eligible
for a higher percentage.

●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●All withdrawals reduce the
potential for step-ups.
●A step-up may increase your
charge for this benefit.
●Bonus Period ends on the later
of your 10th Account
Anniversary or 10 years after
step-up.
●No bonus in any Account Year
where you take a withdrawal.
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.

Income Maximizer (SIM) Living Benefit
Allows you to withdraw a
guaranteed amount of
money each year, and your
guaranteed withdrawals
may continue for life (on a
single- or joint-life basis),
regardless of investment
performance, provided that
you comply with certain
requirements.
Includes annual step-up
(based on the Account
Value on each Account
Anniversary), bonus, and
step-through features, and a
200% Benefit Enhancement
that may increase the
guaranteed withdrawal
amount.
Also includes a One-Time
Access Withdrawal that will
not end your Bonus Period
or lock in your Lifetime
Withdrawal Percentage
Under the bonus feature,
your benefit base may
increase by 8% of your
bonus base on each
Account Anniversary in the
ten-year Bonus Period.
Allows only a single Bonus
Period.
		Optional	1.95% of the benefit base for joint-life coverage (1.75% for single-life coverage)	1.30% of the benefit base for joint-life coverage (1.10% for single-life coverage)
●Cannot be elected after the
Contract is issued.
●Maximum Withdrawal Benefit
Base is $10 million.
●Purchase Payments subject to
additional limits.
●Investment restrictions limit
available investment options
and the percentages that can be
allocated among the available
options.
●Investment or transfer outside
the investment restrictions will
terminate your benefit.
●Early and excess withdrawals
may significantly reduce the
benefit, including by an
amount greater than the value
withdrawn, and may terminate
the benefit and the Contract.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●All withdrawals reduce the
potential for step-ups.
●A step-up may increase your
charge for this benefit.
●Bonus features not available
after the earlier of the 10th
Account Anniversary or any

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

Under the step-through
feature, the Lifetime
Withdrawal Percentage used
to calculate your guaranteed
withdrawal amount may
increase if your age at a
step-up makes you eligible
for a higher percentage.
Under the 200% Benefit
Enhancement, your benefit
base may increase to equal
200% of your first-year
Purchase Payments at the
end of the specified period.

withdrawal other than the
One-Time Access Withdrawal.
●Any withdrawal other than the
One-Time Access Withdrawal
will forfeit the 200% Benefit
Enhancement.
●If you meet the withdrawal
restriction, the 200% Benefit
Enhancement will be applied
on the latest of the 10th
Account Anniversary or the
Account Anniversary
following the 70th birthday of
the relevant Participant.
●Purchase Payments after the
first Account Anniversary will
not increase the 200% Benefit
Enhancement.
●No One-Time Access
Withdrawal if you have elected
a Systematic Withdrawal
Program.
●Your first withdrawal before
your Coverage Date will
automatically be your
One-Time Access Withdrawal.
●If not used before your
Coverage Date, the One-Time
Access Withdrawal will be
forfeit unless you use it as your
first withdrawal after your
Coverage Date.
●You may terminate at any time.
Once terminated, the benefit
cannot be reinstated.
●Terminates if you annuitize.

Income Maximizer Plus (SIM Plus) Living Benefit
Allows you to withdraw a
guaranteed amount of
money each year, and your
guaranteed withdrawals
may continue for life (on a
single- or joint-life basis),
regardless of investment
performance, provided that
you comply with certain
requirements.
Includes annual step-up
(based on the Account
Value on each Account
Anniversary), bonus, and
step-through features, a
		Optional	1.95% of the benefit base for joint-life coverage (1.75% for single-life coverage)	1.45% of the benefit base for joint-life coverage (1.25% for single-life coverage)
●Cannot be elected after the
Contract is issued.
●Maximum Withdrawal Benefit
Base is $10 million.
●Purchase Payments subject to
additional limits.
●Investment restrictions limit
available investment options
and the percentages that can be
allocated among the available
options.
●Investment or transfer outside
the investment restrictions will
terminate your benefit.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

200% Benefit
Enhancement, and a Plus
Factor that may increase the
guaranteed withdrawal
amount.
Also includes a One-Time
Access Withdrawal that will
not end your Bonus Period
or lock in your Lifetime
Withdrawal Percentage.
Under the bonus feature,
your benefit base may
increase by 8% of your
bonus base on each
Account Anniversary in the
ten-year Bonus Period.
Allows only a single Bonus
Period.
Under the step-through
feature, the Lifetime
Withdrawal Percentage used
to calculate your guaranteed
withdrawal amount may
increase if your age at a
step-up makes you eligible
for a higher percentage.
Under the 200% Benefit
Enhancement, your benefit
base may increase to equal
200% of your first-year
Purchase Payments at the
end of the specified period.
Under the Plus Factor, your
benefit base may increase
by 2.5% on each Account
Anniversary after your
Coverage Date.

●Early and excess withdrawals
may significantly reduce the
benefit, including by an
amount greater than the value
withdrawn, and may terminate
the benefit and the Contract.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●All withdrawals reduce the
potential for step-ups.
●A step-up may increase your
charge for this benefit.
●Bonus feature not available
after the earlier of the 10th
Account Anniversary or any
withdrawal other than the
One-Time Access Withdrawal.
●Any withdrawal other than the
One-Time Access Withdrawal
will forfeit the 200% Benefit
Enhancement.
●If you meet the withdrawals
restriction, the 200% Benefit
Enhancement will be applied
on the latest of the 10th
Account Anniversary or the
Account Anniversary
following the 70th birthday of
the relevant Participant.
●Purchase Payments after the
first Account Anniversary will
not increase the 200% Benefit
Enhancement.
●No One-Time Access
Withdrawal if you have elected
a Systematic Withdrawal
Program.
●Your first withdrawal before
your Coverage Date will
automatically be your
One-Time Access Withdrawal.
●If not used before your
Coverage Date, the One-Time
Access Withdrawal will be
forfeit unless you use it as your
first withdrawal after your
Coverage Date.
●To trigger the Plus Factor, you
must take a withdrawal, other

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations

than the One-Time Access
Withdrawal, after your
Coverage Date.
●No Plus Factor in any year
during which you take an
Excess Withdrawal.
●No Plus Factor if a step-up
would result in a higher benefit
base.
●No step-up or step-through if
the Plus Factor would result in
a higher benefit base.
●You may terminate at any time.
Once terminated, the benefit
cannot be reinstated.
●Terminates if you annuitize.

WITHDRAWALS AND WITHDRAWAL CHARGES
Cash Withdrawals
Requesting a Withdrawal
At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.
All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% additional tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.
Full Withdrawals
If you request a full withdrawal, we calculate the amount we will pay you as follows:
●
first we determine your Account Value based on any Fixed Account Value in the DCA program and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;
●
we then deduct the Account Fee, if applicable; and finally,
●
we calculate and deduct any applicable withdrawal charge.
A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.

Partial Withdrawals
When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:
●
the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
●
your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).
If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.
You may specify the amount you want withdrawn from each Sub-Account and/or Fixed Account option to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.
Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.
If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).
Time of Payment
We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●
when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;
●
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;
●
when an SEC order permits us to defer payment for the protection of Participants; or
●
when mandated by applicable law.
If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.
If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans
If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.
Withdrawal Charge
We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.
Free Withdrawal Amount
In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.
The “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments you have made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount is subject to the withdrawal charge. In no event will a withdrawal charge be based on an amount more than the total Purchase Payments not previously withdrawn. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.
The “free withdrawal amount” that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.
For an example of how we calculate the “free withdrawal amount,” see APPENDIX D - WITHDRAWAL CHARGE CALCULATIONS.
Order of Withdrawals
Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is not subject to a withdrawal charge. After the fourth Account Anniversary, amounts withdrawn are not subject to withdrawal charges.
Calculation of Withdrawal Charge
We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The withdrawal charge scale is as follows:
Number of Account Years Since Your Issue Date	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer your Contract is in effect.
For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.
For additional examples of how we calculate withdrawal charges, see APPENDIX D - WITHDRAWAL CHARGE CALCULATIONS.
Types of Withdrawals not Subject to Withdrawal Charge
Nursing Home Waiver
We will waive the withdrawal charge for a full withdrawal if:
●
the nursing home waiver is approved in the state of issue;
●
at least one year has passed since your Issue Date;
●
you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and
●
your confinement to an eligible nursing home began after your Issue Date.
An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.
Minimum Distributions
For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.
Other Withdrawals
We do not impose withdrawal charges:
●
when you annuitize your Contract;
●
on amounts we pay as a death benefit;
●
on amounts you transfer among the Sub-Accounts; or
●
on any amounts transferred as part of an optional program. (See “Other Programs.”)
CONTRACT CHARGES
Account Fee
During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Fixed Account option, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if your Account Value is $100,000 or more on your Account Anniversary.
If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.
After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.
Administrative Expense Charge and Distribution Fee
We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.
We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this fee is deducted at an annual effective rate equal to 0.20% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.
Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.
Mortality and Expense Risk Charge
During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30% of your average daily Variable Account Value.
We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of the optional death benefit and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.
During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or the optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

Charges for Optional Benefits
You may only elect one of the optional living benefits. If you elect an optional living benefit, we will deduct a fee from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The fee will be a percentage of the Withdrawal Benefit Base during the Account Year. (The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.) (See “Withdrawal Benefit Base.”) The percentage rates that we use to determine these fees may change over time, but will not exceed the maximum annual rates shown in the following chart. The chart also shows the current annual rates for each optional living benefit. (For more information about these fees, please see “FEE TABLE.”)
	Single-Life Coverage		Joint-Life Coverage
	Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
Income Riser III	1.10%	1.75%	1.30%	1.95%
Income Maximizer	1.10%	1.75%	1.30%	1.95%
Income Maximizer Plus	1.25%	1.75%	1.45%	1.95%
If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, please see “FEE TABLE.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”
Premium Taxes
Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.
In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.
Fund Expenses and Restrictions
There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.
Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.
Modification in the Case of Group Contracts
For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFITS
We offer a suite of optional living benefits that help protect your future income against market risk (that is, the risk that your investments may decline in value or underperform your expectations). Each living benefit provides lifetime income even if the Account Value declines to zero, provided that certain requirements are met. Note that, if your Account Value is reduced to zero prior to your Coverage Date (generally the Account Anniversary after you turn 59), then your Contract and your living benefit will end. This means that you could pay for a benefit that you never receive.
You may elect to participate in any one of the following optional living benefits (each, a “Living Benefit”):
●
Income Riser III (“SIR III”)
●
Income Maximizer (“SIM”)
●
Income Maximizer Plus (“SIM Plus”)
You can only elect one Living Benefit and that election must be made no later than the Issue Date. You will pay a fee for the Living Benefit that you elect. You may terminate a Living Benefit at any time. However, once terminated, a Living Benefit cannot be reinstated.
These Living Benefits are available only if you are 85 or younger on the Open Date. For SIM or SIM Plus all Contract Owners and Annuitants must be 21 or older on the Open Date. Important information about cost, restrictions and availability of each Living Benefit is described more fully below. You should consult with tax and financial professionals to determine which of the Living Benefits is appropriate for you.
Living Benefits are designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors: your Withdrawal Benefit Base and your Lifetime Withdrawal Percentage. First, we set your Withdrawal Benefit Base to equal your initial Purchase Payment. We then determine your Lifetime Withdrawal Percentage, based on your age when you start taking withdrawals after your Coverage Date. The amount you can withdraw each Account Year equals your Annual Withdrawal Amount, which is your Lifetime Withdrawal Percentage multiplied by your Withdrawal Benefit Base. A Living Benefit gives you the opportunity, through Bonuses, step-ups, the Plus Factor (SIM Plus only), and the 200% Benefit Enhancement (SIM and SIM Plus only), to increase your Withdrawal Benefit Base and, therefore, your Annual Withdrawal Amount. See “Key Terms” for a better understanding of the Living Benefits before reading about them in more detail later in this Prospectus.
Key Terms
It is important to understand several key terms that are fundamental to the Living Benefits. These key terms are described in greater detail elsewhere in this Prospectus.
Annual Withdrawal Amount: an annual dollar amount calculated as a percentage of the Withdrawal Benefit Base beginning on the Coverage Date.
Bonus: an amount equal to 7% (for SIR III), and 8% (for SIM and SIM Plus only), of the Bonus Base credited to the Withdrawal Benefit Base in Account Years during the Bonus Period when no withdrawals are taken.
Bonus Base: the amount on which bonuses are calculated. The Bonus Base is set equal to your initial Purchase Payment, increased by any subsequent Purchase Payments and any “step-ups” (described below), and reduced proportionately by any Early Withdrawals and any Excess Withdrawals, and the One-Time Access Withdrawal (for SIM and SIM Plus only).
Bonus Period: a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. For SIR III, this Bonus Period will renew at step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal (other than the One-Time Access Withdrawal) is taken.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Account Anniversary after you attain age 59. On this date, you will be eligible to begin receiving your Annual Withdrawal Amount, provided your Account Value is greater than zero.
Early Withdrawal: a withdrawal taken before the Coverage Date.
Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount (or, if greater, any required minimum distribution amount as defined under the Internal Revenue Code).
Lifetime Withdrawal Percentage: a percentage of the Withdrawal Benefit Base used to calculate the amount you can withdraw each Account Year. The percentage is determined based on your attained age at the time of your first withdrawal after the Coverage Date, unless the withdrawal is the One-Time Access Withdrawal (for SIM and SIM Plus only). Under each Living Benefit, a different Lifetime Withdrawal Percentage applies to specified age ranges. In all cases, the oldest age range corresponds to the highest percentage.
One-Time Access Withdrawal (for SIM and SIM Plus only): a withdrawal that will reduce your Withdrawal Benefit Base, your Bonus Base, and the amount eligible for the 200% Benefit Enhancement, but will not activate or lock-in your Lifetime Withdrawal Percentage or end your Bonus Period.
Plus Factor (for SIM Plus only): an annual increase of 2.5% to the Withdrawal Benefit Base on each Account Anniversary after the Coverage Date that is initiated if you have taken a withdrawal other than a One-Time Access Withdrawal.
200% Benefit Enhancement (for SIM and SIM Plus only): an amount equal to the sum of 200% of the total Purchase Payments made in the first Account Year and 100% of Purchase Payments made on or after the first Account Anniversary. This sum is reduced proportionately by the One-Time Access Withdrawal, if taken.
Withdrawal Benefit Base: the amount used to calculate (i) your Annual Withdrawal Amount and (ii) the cost of your Living Benefit described below.
When discussing the Living Benefits, the terms “you” and “your” refer to the oldest living Participant under single-life coverage or the younger spouse under joint-life coverage. In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.
Description of the Living Benefits
Each Living Benefit provides you with (i) a guaranteed lifetime withdrawal benefit and (ii) an opportunity to increase the amount of that benefit each year, if you meet certain requirements. First, you must allocate 100% of your Account Value to designated investment choices that are designed to help manage our risk and to support the guarantees under the Living Benefit. Second, after your Coverage Date, you must limit your total withdrawals in each year that a Living Benefit is in effect to an amount no greater than the Annual Withdrawal Amount. Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Commencement Date or the termination of the Living Benefit. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.
Each of the Living Benefits allows you to defer withdrawals during your early Account Years to increase your benefit in later years. SIM and SIM Plus also offer the ability to increase the Withdrawal Benefit Base (i) by making additional Purchase Payments after your first Account Anniversary and (ii) through the 200% Benefit Enhancement. In addition, SIM Plus offers the Plus Factor that provides an additional means to increase the Withdrawal Benefit Base. SIM and SIM Plus also permit a One-Time Access Withdrawal that can be taken before you begin taking your Annual Withdrawal Amount.
You may elect single-life coverage or, for a higher fee, joint-life coverage. Under the Living Benefits, once you make an election, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:
(i)
must be elected on the Issue Date and cannot be added later;

(ii)
is available on an individually-owned Contract only if the spouse is the sole primary beneficiary under the Contract while the Living Benefit is in effect;
(iii)
is available on a co-owned Contract only if the spouses are the only co-owners while the Living Benefit is in effect; and
(iv)
is not available if you are unmarried on the Issue Date.
If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”
With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when you can begin to receive your Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59. If that person is younger than age 59, your Coverage Date will be the Account Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Withdrawal Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Withdrawal Percentage may be reset to a higher percentage in the event of a step-up.
Please note: Whereas withdrawals of the Annual Withdrawal Amount under single-life coverage end when any Participant dies, withdrawals of the Annual Withdrawal Amount under joint-life coverage continue as long as either you or your spouse is alive. To take the Annual Withdrawal Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Death of Participant - Joint-Life Coverage.”)
The following chart summarizes the important information about the terms and conditions of each Living Benefit that is presented in more detail below and in the related appendices.
Purchase Payments and Maximum Withdrawal Benefit Base
	SIR III	SIM	SIM Plus
Purchase Payments allowed after the first Account Anniversary	Not permitted	If permitted, are limited to $50,000 per Account Year without our approval	Same as SIM

Maximum Withdrawal Benefit Base	$5 million	$10 million	Same as SIM
Lifetime Income
	SIR III		SIM	SIM Plus
	Age	Percentage	Same as SIR III	Age	Percentage
Lifetime Withdrawal Percentage	59 - 64	4%		59 - 64	3%
	65 - 79	5%		65 - 79	4%
	80+	6%		80+	5%

Plus Factor	N/A		N/A	The Withdrawal Benefit Base increases by 2.5% annually after you start taking your Annual Withdrawal Amount

Bonuses and Enhancements
	SIR III	SIM	SIM Plus
Bonus	7% of Bonus Base	8% of Bonus Base	Same as SIM
Bonus Period	●10 years from Issue or last step-up	●10 years from Issue Date ●Does not renew at step-up ●Ends with any withdrawal (other than One-Time Access Withdrawal)	Same as SIM

200% Benefit Enhancement	N/A	Withdrawal Benefit Base increased to 200% of total 1st year Purchase Payments	Same as SIM
Step-Up
	SIR III	SIM	SIM Plus
Annual Step-Up
●During the Bonus
Period, the Withdrawal
Benefit Base and Bonus
Base will step-up to the
Account Value, if the
Account Value is greater
than Withdrawal Benefit
Base, increased by any
Bonuses
●Future Bonuses based on
stepped-up Bonus Base
●After the Bonus Period,
the Withdrawal Benefit
Base will step-up to the
Account Value, if
Account Value is greater
than Withdrawal Benefit
Base
●Step-through to a higher
Lifetime Withdrawal
Percentage occurs at
step-up, if you have
attained age for higher
tier
Same as SIR III except: ●Bonus Period does not renew at step-up
Same as SIM, and also:
●After the Bonus Period
when taking income, the
Withdrawal Benefit Base
will step-up to the
Account Value, if
Account Value is greater
than Withdrawal Benefit
Base increased by the
Plus Factor

Impact of Withdrawals
	SIR III	SIM	SIM Plus
Annual Withdrawal Amounts	●Reduce Account Value dollar-for-dollar ●Do not reduce Withdrawal Benefit Base or Bonus Base	Same as SIR III except: ●Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: ●Plus Factor added on each Account Anniversary

	SIR III	SIM	SIM Plus
Early Withdrawals
●Reduce Account Value
dollar-for-dollar
●Reduce Bonus Base and
Withdrawal Benefit Base
each in the same
proportion as the amount
withdrawn reduces the
Account Value
●Subject to withdrawal
charge on amount of
withdrawal in excess of
free withdrawal amount
●May be subject to a 10%
additional tax if taken
before age 59 1∕2
●Contract and Living
Benefit cancelled if
Account Value reduced
to zero as a result of an
Early Withdrawal
		Same as SIR III, and also: ●Ends Bonus Period and 200% Benefit Enhancement	Same as SIM
Excess Withdrawals
●Reduce Account Value
dollar-for-dollar
●Reduce Bonus Base and
Withdrawal Benefit Base
in the same proportion
as the Account Value is
reduced by the amount
of the withdrawal that
exceeds the Annual
Withdrawal Amount
●Subject to withdrawal
charge on amount of
withdrawal in excess of
free withdrawal amount
●Contract and Living
Benefit cancelled if
Account Value reduced
to zero as a result of an
Excess Withdrawal
		Same as SIR III, and also: ●Ends Bonus Period and 200% Benefit Enhancement	Same as SIM, and also: ●No Plus Factor permitted in any year during which an Excess Withdrawal is taken

	SIR III	SIM	SIM Plus
One-Time Access Withdrawal	N/A
●Reduce Account Value
dollar-for-dollar
●Reduces Withdrawal
Benefit Base, Bonus
Base, and the amount
eligible for the 200%
Benefit Enhancement
each in the same
proportion as the amount
withdrawn reduces the
Account Value
●If 1st withdrawal is an
Early Withdrawal, then it
Same as SIM, and also: ●Does not trigger initiation of Plus Factor

SIR III	SIM	SIM Plus

will be treated as a
One-Time Access
Withdrawal
●If 1st withdrawal is taken
after the Coverage Date,
then you must decide
whether to elect to use
withdrawal as One-Time
Access Withdrawal
●Will not lock in the
Lifetime Withdrawal
Percentage
●Not available if any
systematic withdrawal
program has been
selected

Investment Options
	SIR III	SIM	SIM Plus
Designated Funds	100% must be allocated among specified Funds; or 100% to asset allocation models	100% must be allocated among specified Funds	Same as SIM
Portfolio Model (Build Your Own Portfolio)
Allocation Ranges:
●30% - 50% Fixed
Income Funds
●40% - 60% Core
Retirement Strategies
Funds
●10% - 30% Asset
Allocation Funds
●0% - 20% Core Equity
Funds
●0% - 20% Growth
Equity Funds
●0% - 10% Specialty
Funds
		Allocation Ranges: ●0% - 60% Balanced Funds ●40% - 100% Fixed Income Funds	Same as SIM
Important Considerations
Optional living benefits may not be appropriate for all investors. Before purchasing a Living Benefit, you should carefully consider the following:
1. The frequency and amount of withdrawals you anticipate.
●
You should not purchase a Living Benefit if you plan to take Early or Excess Withdrawals, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Living Benefit.

●
Because the guaranteed lifetime withdrawal benefit under each Living Benefit is accessed through regular withdrawals that do not exceed the Annual Withdrawal Amount, such an optional living benefit may not be appropriate for you if you do not foresee a need for frequent withdrawals and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.
●
The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under a Living Benefit. For example, if your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Withdrawal Amount will be paid.
●
Early and Excess Withdrawals may decrease the Withdrawal Benefit Base, the Bonus Base, and the 200% Benefit Enhancement by more than the amount withdrawn.
●
You should carefully consider when to begin making withdrawals, because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you will have a greater opportunity to increase your Annual Withdrawal Amount, but you will have less time to take withdrawals.
●
Withdrawals taken in connection with a Living Benefit also:
●
reduce your Account Value;
●
reduce your death benefit under the Contract, including any optional death benefit;
●
may be subject to withdrawal charges; and
●
may be subject to income taxes and federal tax penalties (e.g., if taken before age 59 1∕2).
2. Your investment objectives.
●
Your entire Account Value must be allocated to a limited number of specified Funds.
●
Any investment in or transfer to a Fund that is not a Designated Fund, or that falls outside the allocation ranges for the Build Your Own Portfolio model, will terminate your Living Benefit.
You should consult your financial adviser to assist you in determining which investment options may be best suited for your financial needs and risk tolerance.
3. The cost of the Living Benefit.
●
You will begin paying the fee for the Living Benefit as of the Issue Date, even if you do not begin taking withdrawals for many years, or ever.
●
The percentage rate used to calculate the fee may increase or decrease over time, but will not exceed the maximum annual rate shown in the fee table. (See “Costs of Living Benefits.”)
●
We will not refund the fees that you have paid for the Living Benefit.
4. The impact of tax regulations.
●
The tax rules for Qualified Contracts may limit the value of a Living Benefit. You should consult a qualified tax professional before electing a Living Benefit for a Qualified Contract.
●
You may not elect a Living Benefit with an Inherited Non-Qualified or Beneficiary IRA Contract.
●
You may only withdraw your annual required minimum distribution (“RMD”) allowed under the Internal Revenue Code once during any given Account Year.
●
For SIM and SIM Plus, any withdrawals taken (including RMDs) will end the Bonus Period and the 200% Benefit Enhancement unless your withdrawal is your One-Time Access Withdrawal.

5. Whether joint-life coverage or single-life coverage is appropriate for you.
●
With joint-life coverage, all benefits are based on the age of the younger spouse.
●
If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and to become eligible for the 200% Benefit Enhancement (for SIM or SIM Plus only), the longer period during which your Account Value could be reduced to zero prior to the Coverage Date, and the higher fee for joint-life coverage.
●
Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Participant.
●
Once you elect joint-life coverage, you or your spouse will always pay the higher joint-life fee.
●
If your spouse (as of the Issue Date) is no longer your spouse or no longer the sole primary beneficiary under the Contract, then coverage will continue until the death of a Participant. If a Participant remarries, the new spouse is not covered under the joint-life feature.
●
If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”
6. The amount and frequency of Purchase Payments.
●
After your Issue Date, we may limit the amount and timing of Purchase Payments that you can make.
●
For SIR III you cannot make Purchase Payments after your first Account Anniversary. Consequently, SIR III may not be appropriate if you are actively invested in a contributory plan.
●
For SIM and SIM Plus, you can make additional Purchase Payments at any time. However, any Purchase Payments after the first Account Anniversary will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept any additional Purchase Payments under SIM and SIM Plus.
●
For SIM and SIM Plus, under the 200% Benefit Enhancement, any Purchase Payments made after the first Account Anniversary receive a lower benefit than Purchase Payments made during your first Account Year. (See “200% Benefit Enhancement.”)
●
For SIM and SIM Plus, because the Bonus Period ends on your tenth Account Anniversary, any Purchase Payment made after the first Account Anniversary will only be eligible for a Bonus for any years remaining in the Bonus Period.
7. What happens if your Account Value is reduced to zero.
●
If your Account Value is reduced to zero before your Coverage Date, the Account Anniversary following the 59th birthday of the older spouse under single-life coverage (the younger spouse under joint-life coverage), then no Annual Withdrawal Amount will be available, and your Contract, including your Living Benefit, will end. This is true even if no withdrawals had been taken and the Account Value fell to zero as a result of poor investment performance, as well as the deduction of Contract fees and charges.
●
If your Account Value is reduced to zero after your Coverage Date, for any reason other than immediately following an Excess Withdrawal or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount (calculated on the following Account Anniversary), increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life. This is true even if your Account Value falls to zero through any combination of (i) poor investment performance, (ii) the deduction of Contract fees and charges, as well as (iii) taking your Annual Withdrawal Amount.
●
If your Account Value is reduced to zero immediately following an Early Withdrawal, Excess Withdrawal, or the One-Time Access Withdrawal, then your Contract, including your Living Benefit, will end, and no future Annual Withdrawal Amounts will be available.

See “APPENDIX E - OPTIONAL LIVING BENEFIT EXAMPLES” for examples showing how the features of these Living Benefits work.
Withdrawal Benefit Base
We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount. On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:
●
increased by any subsequent Purchase Payments;
●
increased by any applicable Bonuses;
●
increased by any step-ups;
●
increased by the 200% Benefit Enhancement (SIM and SIM Plus only);
●
increased by the Plus Factor (SIM Plus only);
●
decreased by any Early and Excess Withdrawals; and
●
decreased by the One-Time Access Withdrawal (SIM and SIM Plus only).
The maximum Withdrawal Benefit Base permitted upon any step-up is $5 million for SIR III. After including any step-ups, Bonuses, 200% Benefit Enhancement, and the Plus Factor, the maximum Withdrawal Benefit Base permitted is $10 million for SIM and SIM Plus. (For the purposes of determining these maximum limits, we reserve the right, in our sole discretion, to aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Delaware Life Insurance Company or it affiliates.)
Please note:
●
We use the Withdrawal Benefit Base to calculate the Annual Withdrawal Amount as well as the fee for your Living Benefit.
●
Your Withdrawal Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Sub-Account, and it is not a guarantee of Account Value.
Lifetime Withdrawal Percentage
We use the Lifetime Withdrawal Percentage to calculate the Annual Withdrawal Amount. The Lifetime Withdrawal Percentage is determined based on:
●
your age at the time of the first withdrawal taken after the Coverage Date; or
●
if joint-life coverage is selected, the age of the younger spouse at the time of the first withdrawal taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Withdrawal Percentage - Single-Life and Joint-Life Coverage
	SIR III and SIM	SIM Plus
˂59	0%	0%
59 - 64	4%	3%
65 - 79	5%	4%
80+	6%	5%
Please note: Once established, the Lifetime Withdrawal Percentage will not increase even though your age increases, except in certain circumstances involving step-ups. (See “Step-Up.”)

Annual Withdrawal Amount
Beginning on the Coverage Date, you can withdraw up to the Annual Withdrawal Amount from your Contract in any Account Year without reducing your Withdrawal Benefit Base. The Annual Withdrawal Amount is determined by multiplying the Withdrawal Benefit Base by the Lifetime Withdrawal Percentage (shown in the chart above), based on your age at the time of first withdrawal (other than the One-Time Access Withdrawal) after the Coverage Date. Your Annual Withdrawal Amount is recalculated on your Account Anniversary based upon the increases or decreases to the Withdrawal Benefit Base that occurred during the previous Account Year.
A Purchase Payment will increase your Withdrawal Benefit Base and your Annual Withdrawal Amount will immediately be recalculated. All other increases to the Withdrawal Benefit Base will occur on your next Account Anniversary and result in a new Annual Withdrawal Amount at that time. If an Excess Withdrawal has been taken, your available Annual Withdrawal Amount will be zero for the remainder of that Account Year. On your next Account Anniversary, a new Annual Withdrawal Amount will be calculated, based on your then current Withdrawal Benefit Base. If your Account Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.
Your Lifetime Withdrawal Percentage will increase if your age at the time of step-up coincides with a higher percentage (shown in the chart above).
For further information regarding the impacts of taking your Annual Withdrawal Amount please see “Tax Issues Under the Living Benefits” and “TAX PROVISIONS.”
Please note:
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If the Living Benefit is elected before your Coverage Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Withdrawal Amount will be zero until the Coverage Date.
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Your Annual Withdrawal Amount is not cumulative. This means that if you do not take the entire Annual Withdrawal Amount during an Account Year, then you cannot take more than the Annual Withdrawal Amount in the next Account Year and maintain the Living Benefit’s guarantees.
Bonus and Bonus Base
If you make no withdrawals in an Account Year during the Bonus Period, then, on each Account Anniversary during the Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of the Bonus Base (under SIR III), and 8% of the Bonus Base (under SIM and SIM Plus). The Bonus Period is a ten-year period beginning on the Issue Date and ending on your tenth Account Anniversary. If you step-up SIR III during the Bonus Period, the Bonus Period is renewed for ten years from the date of the step-up. For SIM and SIM Plus, the Bonus Period is not renewable, and will end early if any withdrawal is taken (other than the One-Time Access Withdrawal).
We use the Bonus Base to calculate the Bonus. We set the initial Bonus Base to equal the initial Purchase Payment at issue. The Bonus Base will be increased by any subsequent Purchase Payments and any step-ups. The Bonus Base will be decreased by any Early Withdrawals, Excess Withdrawals, or the One-Time Access Withdrawal.
Please note:
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Under SIR III:
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A Bonus will not be applied during your Bonus Period in any Account Year in which you take a withdrawal.
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Early and Excess Withdrawals will reduce the Bonus Base. (See “Impact of Withdrawals.”)

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Under SIM and SIM Plus:
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Any withdrawal (other than the One-Time Access Withdrawal) will end your Bonus Period and eliminate your Bonus Base.
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A One-Time Access Withdrawal will reduce the Bonus Base. (See “Impact of Withdrawals.”)
200% Benefit Enhancement (SIM and SIM Plus only)
If no withdrawals, other than the One-Time Access Withdrawal, are taken from the Contract, then your Withdrawal Benefit Base will increase to an amount equal to the amount of the 200% Benefit Enhancement on the latest of:
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the 10th Account Anniversary,
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the Account Anniversary following your 70th birthday, or
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the Account Anniversary following the 70th birthday of the younger spouse, if joint-life coverage is elected.
On this date, we will set your Withdrawal Benefit Base to equal the greater of:
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the current Withdrawal Benefit Base, or
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the 200% Benefit Enhancement.
The 200% Benefit Enhancement equals the sum of (1), (2), and (3), below:
(1) 200% of the initial Purchase Payment,
(2) 200% of any additional Purchase Payments made before and including the first Account Anniversary, and
(3) 100% of additional Purchase Payments made after the first Account Anniversary.
If the One-Time Access Withdrawal is taken, the amount of the 200% Benefit Enhancement will be reduced in the same proportion as the amount withdrawn reduces the Account Value. The One-Time Access Withdrawal will not eliminate the 200% Benefit Enhancement.
Please note:
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If any withdrawal, other than the One-Time Access Withdrawal, is taken from the Contract, then you will not be eligible for the 200% Benefit Enhancement or any future Bonuses.
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This benefit may increase your Withdrawal Benefit Base when investment performance is neutral or negative.
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If, as a result of positive investment performance, your Withdrawal Benefit Base is greater than your 200% Benefit Enhancement, then you would not need or receive the 200% Benefit Enhancement because your actual performance is greater than the guarantee provided by the 200% Benefit Enhancement.
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Purchase Payments made after the first Account Anniversary will not provide any additional benefit to the 200% Benefit Enhancement. This is because the additional amount added to the 200% Benefit Enhancement is equal to 100% of Purchase Payments made after the first Account Anniversary. When adding Purchase Payments after the first Account Year, the same increase is made to the Withdrawal Benefit Base and, consequently, the additional Purchase Payment will not provide any greater benefit under the 200% Benefit Enhancement.
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The maximum Withdrawal Benefit Base permitted for SIM and SIM Plus is $10 million.
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If you are participating in SIR III, the 200% Benefit Enhancement is not available to you.
Step-Up
The step-up feature available with the Living Benefit gives you an opportunity to grow your Withdrawal Benefit Base.

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On each Account Anniversary during the Bonus Period and before your Annuity Commencement Date;
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If your Account Value exceeds your current Withdrawal Benefit Base, adjusted for any applicable Bonus, we will automatically increase your Withdrawal Benefit Base and Bonus Base to an amount equal to your Account Value.
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If your Account Value is less than your current Withdrawal Benefit Base, adjusted for any applicable Bonus, you will receive the Bonus, instead of a step-up.
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On each Account Anniversary after the Bonus Period and before your Annuity Commencement Date, if your Account Value exceeds your current Withdrawal Benefit Base, increased by the Plus Factor, if any, we will automatically increase your Withdrawal Benefit Base to an amount equal to your Account Value.
Please note: The Lifetime Withdrawal Percentage will increase if you have crossed into another age tier at the time of the step-up (we refer to this as “step-through”). For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Withdrawal Benefit Base, then your Lifetime Withdrawal Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Withdrawal Percentage.”)
Plus Factor (SIM Plus only)
After the Coverage Date and if you have taken a withdrawal (other than a One-Time Access Withdrawal), the Plus Factor will be initiated. On each Account Anniversary thereafter, we will automatically increase your Withdrawal Benefit Base by 2.5%, unless a step-up would result in a greater Withdrawal Benefit Base.
Please note:
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A 2.5% Plus Factor increase could prevent a step-up to a higher Lifetime Withdrawal Percentage (referred to as a step-through).
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If you take an Excess Withdrawal in any Account Year, you will forfeit the Plus Factor for that Account Year.
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If your Account Value is reduced to zero immediately following an Excess Withdrawal, then no Annual Withdrawal Amount will be available. The Contract, including your Living Benefit and the Plus Factor, will end.
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If your Account Value is reduced to zero for any reason, other than immediately following an Excess Withdrawal (or One-Time Access Withdrawal), then the Contract, including your Living Benefit, will end, except that payments of the Annual Withdrawal Amount, increased by the Plus Factor if applicable, will continue to be paid to the Participant for the rest of his/her life.
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If you are participating in SIR III or SIM, the Plus Factor is not available to you.
Impact of Withdrawals
Starting on your Coverage Date and continuing to your Annuity Commencement Date, you may take partial withdrawals up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base or Bonus Base. These withdrawals will, however, reduce your Account Value by the amount of the withdrawal (and, consequently, the amount of your death benefit proportionately). In addition, these withdrawals are subject to withdrawal charges to the extent that they exceed the greatest of: (i) the free withdrawal amount permitted under your Contract (see “Free Withdrawal Amount”); (ii) your “yearly RMD amount” (subject to conditions discussed in “Tax Issues Under Living Benefits,”); and (iii) your Annual Withdrawal Amount.
Early Withdrawals
Withdrawals taken before your Coverage Date, referred to as “Early Withdrawals,” will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.

Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV
Your New Bonus Base	=	BB x	(	AV - WD	)
AV
Where:
WBB	=	your Withdrawal Benefit Base immediately before the Early Withdrawal.
BB	=	your Bonus Base immediately before the Early Withdrawal.
WD	=	the amount of the Early Withdrawal.
AV	=	your Account Value immediately before the Early Withdrawal.
Under SIM and SIM Plus, your first withdrawal, if taken before the Coverage Date, will be deemed the One-Time Access Withdrawal. (See “One-Time Access Withdrawal.”) For Early Withdrawals, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the full amount of the withdrawal.
Excess Withdrawals
After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Account Year, exceeds the Annual Withdrawal Amount is referred to as an “Excess Withdrawal.” An Excess Withdrawal will reduce your Withdrawal Benefit Base and any Bonus Base according to the following formulas.
Your New Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA
Your New Bonus Base	=	BB x	(	AV - WD	)
AV - AWA
Where:
WBB	=	your Withdrawal Benefit Base immediately before the Excess Withdrawal.
BB	=	your Bonus Base immediately before the Excess Withdrawal.
WD	=	the amount of the Excess Withdrawal.
AV	=	your Account Value immediately before the Excess Withdrawal.
AWA	=	your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.
If you take an Excess Withdrawal, the Withdrawal Benefit Base and the Bonus Base are both reduced proportionally by the amount of the withdrawal in excess of the Annual Withdrawal Amount.
One-Time Access Withdrawal (SIM and SIM Plus only)
You may take your first withdrawal as the One-Time Access Withdrawal. Before the Coverage Date, your first withdrawal will automatically be your One-Time Access Withdrawal. After your Coverage Date, when you make your first withdrawal, you have the option of electing to use the One-Time Access Withdrawal.

The One-Time Access Withdrawal differs from other withdrawals in that:
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It will not end the 200% Benefit Enhancement, but will reduce the eligible amount based on the following formula:

Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV
Where:
BE	=	the 200% Benefit Enhancement immediately before the One-Time Access Withdrawal.
WD	=	the total amount of the One-Time Access Withdrawal.
AV	=	the Account Value immediately before the One-Time Access Withdrawal.
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It will reduce the Withdrawal Benefit Base and Bonus Base in the same manner as an Early Withdrawal. (See “Early Withdrawals.”)
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If taken during the Bonus Period, then it will cause the Bonus for that Account Year to be forfeited, but will not end the Bonus Period.
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If taken after the Coverage Date, then it will not lock in the Lifetime Withdrawal Percentage used to calculate the Annual Withdrawal Amount or initiate the Plus Factor for SIM Plus.
If you take a withdrawal after the Coverage Date and do not elect to use the One-Time Access Withdrawal then:
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we will lock in the Lifetime Withdrawal Percentage;
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you may begin to take your Annual Withdrawal Amount;
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you will be eligible to receive any applicable Plus Factors under SIM Plus;
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you will forfeit the One-Time Access Withdrawal benefit;
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the Bonus Period ends; and
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you will forfeit the 200% Benefit Enhancement.
If you are participating in SIR III, then the One-Time Access Withdrawal is not available to you.
Please Note: In regard to Early and Excess Withdrawals and the One-Time Access Withdrawal:
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The above calculations show proportionate reductions. Generally speaking:
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If your Account Value is greater than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be less than the amount withdrawn.
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If your Account Value is less than your Withdrawal Benefit Base, the reduction to your Withdrawal Benefit Base will be more than the amount withdrawn.
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Subsequent withdrawals taken after the One-Time Access Withdrawal will be treated as described in “Annual Withdrawal Amount,” “Early Withdrawals,” and “Excess Withdrawals.”
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A withdrawal that does not exceed the Annual Withdrawal Amount may nevertheless affect the Bonus Period and step-ups. If you elect SIM or SIM Plus, then any withdrawal, except the One-Time Access Withdrawal, will result in the forfeiture of the 200% Benefit Enhancement and end the Bonus Period. Under SIM Plus, you will forfeit the Plus Factor for that Account Year if you take an Excess Withdrawal.
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In addition, these withdrawals are subject to withdrawal charges if they occur before the fourth Account Anniversary and to the extent they exceed the greatest of:
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the free withdrawal amount permitted under your Contract;

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your yearly RMD amount for your Contract; and
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your Annual Withdrawal Amount.
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Early Withdrawals, Excess Withdrawals, and the One-Time Access Withdrawal could severely reduce, and even terminate, your Living Benefit, and could reduce your Account Value to zero, thereby terminating your Contract without value.
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In addition to reducing your Living Benefit, any withdrawal taken before you reach age 59 1∕2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.
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We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should carefully monitor your withdrawals to be certain they are not in excess of your Annual Withdrawal Amount.
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The One-Time Access Withdrawal is only available at the time of your first partial withdrawal request and cannot be used in connection with any systematic withdrawal program available under your Contract.
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The One-Time Access Withdrawal is not available for a withdrawal made as part of an exchange under Section 1035 of the Internal Revenue Code (“Code”) or as part of a transfer or rollover to an eligible retirement plan offered by another insurance company.
Costs of Living Benefits
If you select a Living Benefit, then we will deduct a fee from your Account Value on the last valuation day of each Account Quarter. The fee is a percentage of your Withdrawal Benefit Base and differs for single-life and joint-life coverage. The percentage rate may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. If we change the rate, then you may elect to cancel your Living Benefit and no longer pay the fee.
	Single-Life				Joint-Life
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
SIR III	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM	0.2750%	1.10%	0.4375%	1.75%	0.3250%	1.30%	0.4875%	1.95%
SIM Plus	0.3125%	1.25%	0.4375%	1.75%	0.3625%	1.45%	0.4875%	1.95%
Please note: Because the fee for the benefit is a percentage of your Withdrawal Benefit Base:
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Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Account Value than of your Withdrawal Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Withdrawal Benefit Base during that Account Year.
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Your fee will increase as your Withdrawal Benefit Base increases (although the rate used to calculate the fee may remain the same).
Cancellation of Living Benefits
Should you decide that the Living Benefit is no longer appropriate for you, you may cancel it at any time.
We will terminate a Living Benefit upon the earliest of the following:
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receipt, in Good Order, at our Service Address, of your written request to cancel the Living Benefit;
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change of ownership of a Contract, unless you have received our prior approval to change the ownership;
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death of a Participant (with single-life coverage);

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death of a Participant with joint-life coverage, if the spouses on the Issue Date are no longer spouses or no longer sole primary beneficiaries;
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annuitization;
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termination/full surrender of the Contract;
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the Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals, or the One-Time Access Withdrawal (for SIM and SIM Plus only);
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if the Account Value is reduced to zero, prior to the Coverage Date, for any reason;
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any investment in or transfer to a Fund that is not a Designated Fund; or
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any investment in or transfer that is outside the allocation ranges for the Build Your Own Portfolio model.
Upon termination, all benefits and fees associated with a Living Benefit will cease. Once terminated, your Living Benefit cannot be reinstated.
Death of Participant - Single-Life Coverage
If you selected single-life coverage, then the Living Benefit ends on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary Beneficiary, he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.
Please note:
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Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Participant.
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Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” under “DEATH BENEFIT”) or any Living Benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a Living Benefit is appropriate for them. Also, if you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”
Death of Participant - Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in a Living Benefit, the provisions of the section titled “Death of Participant - Single-Life Coverage” will apply.
If you purchased joint-life coverage and one of the Participants dies, then the surviving spouse, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Account Value will be equal to the Death Benefit. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”
Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including any applicable Living Benefit, will end.
Annuitization Under the Living Benefits
If your Account Value is greater than zero on your Maximum Annuity Commencement Date, then you must elect to:
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surrender your Contract and receive your Surrender Value,
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annuitize your Account Value under one of the then currently available Annuity Options, or

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annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected on the Issue Date and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount increased by the Plus Factor, if applicable. If you make no election, we will default your choice to this option.
If you elect to annuitize prior to your Maximum Annuity Commencement Date, then your Contract and any Living Benefit will end.
Tax Issues Under the Living Benefits
Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefits, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Account Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to a Living Benefit after the Contract value becomes zero as annuity payments for tax purposes.
You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.
If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).
When you elect to participate in a Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base. Please note: For SIM and SIM Plus, if you withdraw your yearly RMD amount, that withdrawal will end the Bonus Period and the 200% Benefit Enhancement.
To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in a Living Benefit, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:
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you withdraw your (Qualified) Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due, rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and
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you do not make any withdrawal from your (Qualified) Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS.”
DESIGNATED FUNDS
To participate in a Living Benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit. See APPENDIX B – LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in APPENDIX B – LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
If you elected to participate in Income Riser III (“SIR III”), Income Maximizer (“SIM”), or Income Maximizer Plus (“SIM Plus”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a Living Benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
Note that on SIR III, SIM, and SIM Plus, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.
BUILD YOUR OWN PORTFOLIO
Among the choices of Designated Funds is a selection of Funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick Funds from the asset classes available at that time. Altogether you may not choose more than 18 Funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in APPENDIX B – LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.
Under the terms of the Living Benefits, however, there are certain limits on the times when you can make additional Purchase Payments. For SIR III, you cannot make Purchase Payments after your first Account Anniversary. For SIM and SIM Plus, you may make additional Purchase Payments at anytime. However, Purchase Payments made after the first Account Anniversary, will be limited to $50,000 during any Account Year, without our prior approval. We reserve the right not to accept additional Purchase Payments under SIM and SIM Plus.
If at any time, a Fund is closed to new business, no new payments or transfers into the Fund will be permitted. However, portfolio rebalancing of the Fund will continue. To make a payment into your portfolio model after a Fund within the model has been closed, you must redesign your portfolio model without the closed Fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among Funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.
DEATH BENEFIT
If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options that is available and permissible under Federal Tax Laws). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, subject to conditions imposed by Federal Tax Laws or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary may receive any annuity payments provided under the Annuity Option that is in effect and that is permissible under Federal Tax Laws. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.
The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.
Amount of Death Benefit
To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method that is permissible under Federal Tax Laws before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of a payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.
The Basic Death Benefit
The basic death benefit will be the greater of the following amounts:
(1) your Account Value on the Death Benefit Date; and
(2) your total Adjusted Purchase Payments. (See “Calculating the Death Benefit.”)
Adjusted Purchase Payments initially equal the initial Purchase Payment.
Each time there is an additional Purchase Payment then:
Your new Adjusted Purchase Payments	=	APP + PP
Where:
APP	=	Your Adjusted Purchase Payments immediately prior to the additional Purchase Payment.
PP	=	The amount of the additional Purchase Payment.
Each time there is a withdrawal then:
Your new Adjusted Purchase Payments	=	APP x	(	AV - WD	)
AV
Where:
APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.
WD	=	The amount of the withdrawal.
AV	=	Your Account Value immediately prior to the withdrawal.
When the Account Value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.
Optional Death Benefit
You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”
If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefit and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.
Under MAV, the death benefit will be the greater of:
●
the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.
In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.
Spousal Continuance
Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a Living Benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the Living Benefit. If you are participating in a Living Benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)
All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”
Calculating the Death Benefit
In calculating the death benefit amount payable under option (2) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.
Rather than receiving the death benefit, the Beneficiary may, subject to the requirements under the Federal Tax Laws, elect to annuitize, to defer receipt of the death benefit, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date.
Method of Paying Death Benefit
The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options that is available and permissible under the Federal Tax Laws. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”
During the Accumulation Phase, you may elect the method of payment for the death benefit. This election can be made by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity that is permissible under the Federal Tax Laws.

We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)
If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.
Qualified Contracts
If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:
The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the calendar year containing the tenth anniversary of your death (if you die after your required beginning date (RBD) for Required Minimum Distributions, distributions must continue to be taken each calendar year after your death until the entire interest in the contract is distributed), or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the calendar year containing the tenth anniversary of your death. Different distribution rules will apply to a beneficiary that is not an individual.
If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy, if you die before the RBD, or life expectancy if you die after your RBD. In all events, annuity payments must end by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death.
If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. In certain circumstances, your surviving spouse may have to take a hypothetical RMD before continuing the Contract as their own.
If the Beneficiary is your child and under age 21 on the date of your death, the Beneficiary’s interest must be distributed by December 31st of the year the Beneficiary reaches age 31. Alternatively, the beneficiary may take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the year the Beneficiary reaches age 31 (or by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death, if earlier).
Non-Qualified Contracts
If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.
The natural person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the Beneficiary.
If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”
During the Income Phase, if the Owner or Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.
Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.
Selection and Change of Beneficiary
You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.
Payment of Death Benefit
Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.
THE INCOME PHASE - ANNUITY PROVISIONS
During the Income Phase, we make regular annuity payments to the Annuitant, who becomes the Payee on and after the Annuity Commencement Date.
The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.
Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS AND WITHDRAWAL CHARGES.”)
Once annuity payments start under an Annuity Option, it may be necessary to modify those payments following the Annuitant’s death if your Contract is a Qualified Contract.

Selection of Annuitant(s)
You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.
When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.
Selection of the Annuity Commencement Date
You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●
The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.
●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.
●
The Annuity Commencement Date must always be the first day of a calendar month.
You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:
●
We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.
●
The new Annuity Commencement Date must be at least 30 days after we receive the notice.
There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law.
Annuity Options
We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.
Annuity Option A - Life Annuity
We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.
Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain
We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period, subject to any conditions imposed by Federal Tax Laws. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity
We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.
If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the other designated person are spouses.
Annuity Option D - Monthly Payments for a Specified Period Certain
We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B, subject to any conditions imposed by Federal Tax Laws. The election of this Annuity Option may result in the imposition of an additional tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.
Selection of Annuity Option
You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.
You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.
There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.
Remember that the Annuity Option may not be changed once annuity payments begin, unless a change is required under Federal Tax Laws.
Amount of Annuity Payments
Adjusted Account Value
The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●
We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.
●
We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments
On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.65% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)
To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.
If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.
Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.
After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or the optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.
Fixed Annuity Payments
Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either; (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)
Minimum Payments
If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your Living Benefit.
Transfer of Variable Annuity Units
During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.
During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which

Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.
Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.
During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.
Account Fee
During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.
Annuity Payment Rates
Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)
The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.
Annuity Options as Method of Payment for Death Benefit
You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

GENERAL INFORMATION
Electronic Account Information
During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.
Exercise of Contract Rights
An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.
The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.
Change of Ownership
Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.
The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% additional tax.
Change of ownership will not change the Covered Person named when the Contract was issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.

Voting of Fund Shares
To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.
Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.
We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.
Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.
Reports to Owners
We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.
In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.
We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.
If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.
It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities
Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.
Change in Operation of Variable Account
At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.
Splitting Units
We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.
Modification
Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.
In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, and the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments, provided that such modification will not exceed the maximum fees as shown in the Fee Table. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.
Discontinuance of New Participants
We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights
We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove DCA Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.
Right to Return
If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.
If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.
TAX PROVISIONS
This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
U.S. Federal Income Tax Provisions
The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts
Deductibility of Purchase Payments.  For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.
Pre-Distribution Taxation of Contracts.  Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.
Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that is held by a trust or other entity as an agent for a natural person.
Distributions and Withdrawals from Non-Qualified Contracts.  The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.
Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings to the extent the Account Value (see below for additional information) immediately prior to the withdrawal exceeds the “investment in the contract”. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company (or its affiliates) to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were excluded from the gross income of the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).
We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”
Annuity Payments.  A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.
Additional Tax on Certain Withdrawals.  An additional tax of 10% may also apply to taxable withdrawals, including lump-sum payments from Non-Qualified Contracts. This additional tax will generally not apply to distributions made after age 59 1∕2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a qualified tax professional with regard to exceptions from the additional tax.
Taxation of Non-Qualified Death Benefit Proceeds.  Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the Contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.
If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.
After Death Distribution Requirements for a Non-Qualified Contract.  For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following distribution rules:
(1)
If the Owner dies before the date annuity payouts begin, the entire Annuity Account Value must generally be distributed within five years after the date of death;
(2)
If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death;
(3)
If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner; and
(4)
If the Owner or Annuitant dies on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.
If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.
Transfers, Assignments or Exchanges of a Contract.
A transfer or assignment of ownership of a Contract, whether by gift or for value, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the distribution at death rules.

In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:
The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and
Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.
Please discuss the tax consequences of any contemplated or completed transactions with a qualified tax professional.
Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.
Medicare Tax.  Distributions to certain taxpayers from Non-Qualified Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. For example, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and qualifying widow(er) with dependent child, and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.
Investment Diversification and Control.  The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.
In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.
We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.
Taxation of Qualified Contracts
“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Pension and Profit-Sharing Plans.  Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the plan does not comply with all the requirements of applicable law to such plan. In addition, if the ownership of the Contract is transferred to the participant, generally the Contract must be non-transferable and meet certain other requirements.
Qualified retirement plans are subject to required minimum distributions under the Code. For more information, please see Required Minimum Distributions below.
Individual Retirement Accounts and Annuities.  Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% additional tax generally applies to distributions made before age 59 1∕2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.
IRAs are subject to required minimum distributions under the Code. For more information, please see Required Minimum Distributions below.
Roth Individual Retirement Arrangements.  Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. See Impact of Optional Death Benefit and Optional Living Benefits for additional information. Under IRS regulations, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% additional tax may apply to distributions made (1) before age 59 1∕2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% additional tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.
Distributions and Withdrawals from Qualified Contracts.  In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% additional tax will apply to distributions prior to age 59 1∕2, except in certain circumstances.
●
You have become disabled, as defined in the Code;
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You have died and the distribution is to your beneficiary;
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The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Code;
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The distribution is paid directly to the government in accordance with an IRS levy;
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The distribution is a qualified reservist distribution as defined under the Code;
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The distribution is a qualified birth or adoption distribution;
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The distribution is an emergency personal expense distribution;
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The distribution is an eligible distribution to a domestic abuse victim;
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The distribution is made to an employee who is a terminally ill individual;
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The distribution is eligible for relief extended to victims of certain federally-declared disasters; or
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You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).
Additional exceptions may apply to distributions from a traditional or Roth IRA if:
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The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;
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The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
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The distributions are not more than your qualified higher education expenses; or
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You use the distribution to buy, build or rebuild a first home.
Additional exceptions may apply to distributions from a qualified plan if:
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You have separated from service with the plan sponsor at or after age 55;
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You are a qualified public safety employee or a private sector firefighter taking a distribution from a governmental plan or from a qualified plan, a 403(a) plan, or a 403(b) contract and you separated from service after age 50;
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You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;
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The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”); or
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The distribution is a distribution from a pension-linked emergency savings account as defined in the Code.
Certain requirements set forth in the Code need to be satisfied before the above exceptions will apply. You should consult a qualified tax professional for more information.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Direct rollovers and rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.
An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not apply to certain distributions, including:
●
a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;
●
any required minimum distribution; or
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any hardship distribution.
Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.
Required Minimum Distributions
If your Contract is a Qualified Contract, it is subject to certain minimum distribution requirements. Failure to take these required distributions could subject you (or your Beneficiary, as applicable) to an excise tax.
Lifetime Distribution Rules.  If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain lifetime required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Distributions generally must begin no later than April 1 of the calendar year following the year in which you attain the applicable age.
If you were born...	Your “applicable age” is....
Before July 1, 1949	70 1∕2
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75
If you wait until April 1 of the calendar year following the year you reach your applicable age, you must take that distribution and a subsequent distribution for that year by December 31. For each succeeding year, a distribution must be made on or before December 31. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.
The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount.
You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs. For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.
Roth IRAs and designated Roth accounts in a qualified plan are not subject to these lifetime distribution rules.
Taxation of Qualified Death Benefit Proceeds.  Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient.
Legislation passed in 2019 (the “SECURE Act”) and in 2022 (the “SECURE 2.0 Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact Owner. The changes made by the SECURE Act were generally effective after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion describes only the new RMD rules as we administer them, and not the old rules, which remain applicable in certain circumstances.
If the Owner dies, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death. If the Owner dies on or after their required beginning date (RBD) for RMDs, this rule continues to apply and RMDs must be taken each calendar year after the Owner’s death until the entire interest in the contract is distributed. If the Owner dies on or after the date annuity payments start, the Owner is treated as if they died on or after their RBD, even if they died before their RBD. Different distribution rules will apply to a beneficiary that is not an individual.
However, a beneficiary may elect to receive distributions in accordance with the following distribution rules:
(1)
If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy (if the Owner died before their RBD) or life expectancy if the Owner died after their RMD. In all events, payments must end by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death.
(2)
If the Beneficiary is the Owner’s child and under age 21 on the date of the Owner’s death, the interest must be distributed by December 31st of the year the Beneficiary reaches age 31. Alternatively, the beneficiary may take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the year the Beneficiary reaches age 31 (or by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death, if earlier).
(3)
If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions. In certain circumstances, the surviving spouse may have to take a hypothetical RMD before continuing the Contract as their own.
Impact of Optional Death Benefit and Optional Living Benefits.  As discussed above, your RMD must reflect the actuarial present value of any additional benefits. Because of this requirement, your election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.
If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”) , the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election.

Prior to electing to participate in any optional living benefit or optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.
For a further discussion, please refer to “Tax Issues Under the Living Benefits.”
Withholding
Eligible rollover distributions. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a Beneficiary who is not the surviving spouse may elect a direct rollover only to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.
Other distributions. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. However, the Participant or Payee cannot elect out of withholding in certain circumstances. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.
Annuity Purchases by Nonresident Aliens and Foreign Corporations.
The discussion herein provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers or other payees that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Moreover, if certain documentation is not timely provided we are required to withhold 30% even if a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Purchasers and other payees are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity contract purchase and the treatment of payments made under an annuity contract.
Tax Treatment of the Company and the Variable Account
As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.
Definition of Spouse Under Federal Law
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Treasury regulations provide that domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information.

Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.
Generation-skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
Puerto Rico Tax Provisions
The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.
When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.
When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.
The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.
As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.
For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.
ADMINISTRATION OF THE CONTRACT
We have engaged SE2, LLC (“SE2”), a third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by SE2 include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to SE2 is based on the number of Contracts to which they provide these administrative services.
DISTRIBUTION OF THE CONTRACT
Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.
The Company or its affiliate, for purposes of this section only, collectively, the “Company”, pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.
The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.
The Company may also pay compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of AccountValue and/or may be a fixed dollar amount. Clarendon does not retain any portion of the commissions payable to the Selling Broker-Dealers.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer either does not receive additional compensation, or receives lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.
As discussed above, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their Selling Agents. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.
You should ask your Selling Agent for further information about what commissions or other compensation they, or the Selling Broker-Dealer for which they work, may receive in connection with your purchase of a Contract.
Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2022, 2023, and 2024, approximately $6,537,426, $5,731,818, and $5,419,582, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.
AVAILABLE INFORMATION
The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.
You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).
STATE REGULATION
The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or the Commissioner’s agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.
In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such legislation, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.
Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.
LEGAL PROCEEDINGS
The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
FINANCIAL STATEMENTS
The financial statements of the Company which are included in the Statement of Additional Information (“SAI”) should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.
The financial statements of the Variable Account for the year ended December 31, 2024 are also included in the SAI.

APPENDIX A - FUNDS
AVAILABLE UNDER THE CONTRACT
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/DelawareLife/TAHD/86680A137?site=Annuity. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (800) 477-6545, Option 2, or by sending an email request to customer.relations@delawarelife.com.  Depending on the optional benefits you choose, you may not be able to invest in certain Funds. See APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. A Fund’s past performance is not necessarily an indication of future performance.
Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Allocation - Moderate	AB Variable Products Series Fund, Inc. Balanced Hedged Allocation Portfolio Class B1	AllianceBernstein, L.P.	0.95%[2]	8.58%	4.14%	5.18%
Equity - US Mid Cap	AB Variable Products Series Fund, Inc. Discovery Value Portfolio Class B	AllianceBernstein, L.P.	1.06%	9.72%	8.57%	7.36%
Allocation - Cautious	AB Variable Products Series Fund, Inc. Dynamic Asset Allocation Portfolio Class B1	AllianceBernstein, L.P.	1.10%[2]	10.43%	3.15%	3.82%
Allocation - Moderate	BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III	BlackRock Advisors, LLC / BlackRock International Limited, BlackRock (Singapore) Limited	1.01%[2]	9.01%	5.74%	5.33%
Equity - US Large Cap Growth	Columbia Funds Variable Series Trust II Columbia Variable Portfolio – Large Cap Growth Fund Class 2[3]	Columbia Management Investment Advisers, LLC	0.97%	31.01%	17.18%	14.97%
Equity - Global Large Cap	Columbia Funds Variable Series Trust II Columbia Variable Portfolio – Overseas Core Fund Class 2[3]	Columbia Management Investment Advisers, LLC	1.04%	3.16%	3.87%	4.64%
Equity - US Large Cap Growth	Columbia Funds Variable Series Trust II CTIVP® – Principal Blue Chip Growth Fund[4] Class 2	Columbia Management Investment Advisers, LLC / Principal Global Investors, LLC	0.94%	21.12%	13.51%	14.06%
Allocation - Moderate	Variable Insurance Products Fund III Fidelity® Variable Insurance Products Balanced Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Equity - US Large Cap Growth	Variable Insurance Products Fund II Fidelity® Variable Insurance Products Contrafund® Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2015 Portfolio Service Class 2[3]	Fidelity Management & Research Company, LLC	0.68%	6.21%	4.08%	5.11%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2020 Portfolio Service Class 2[3]	Fidelity Management & Research Company, LLC	0.71%	7.40%	4.89%	5.76%
Equity - US Mid Cap	Variable Insurance Products Fund III Fidelity® Variable Insurance Products Mid Cap Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.82%	17.18%	11.06%	8.94%
Equity - International All Cap	First Eagle Variable Funds First Eagle Overseas Variable Fund	First Eagle Investment Management, LLC	1.21%	6.10%	3.66%	4.43%
Allocation - Cautious	Franklin Templeton Variable Insurance Products Trust Franklin Income VIP Fund Class 2[3]	Franklin Advisers, Inc.	0.72%	7.20%	5.29%	5.27%
Allocation - Cautious	Franklin Templeton Variable Insurance Products Trust Franklin Income VIP Fund Class 4	Franklin Advisers, Inc.	0.82%	7.08%	5.17%	5.16%
Allocation - Aggressive	Franklin Templeton Variable Insurance Products Trust Franklin Mutual Shares VIP Fund Class 2[3]	Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Allocation - Aggressive	Franklin Templeton Variable Insurance Products Trust Franklin Mutual Shares VIP Fund Class 4	Franklin Mutual Advisers, LLC	1.04%	11.16%	5.64%	5.72%
Equity - US Small Cap	Franklin Templeton Variable Insurance Products Trust Franklin Small Cap Value VIP Fund Class 2[3]	Franklin Mutual Advisers, LLC	0.90%	11.71%	8.36%	8.17%
Equity - US Small Cap	Franklin Templeton Variable Insurance Products Trust Franklin Small Cap Value VIP Fund Class 4	Franklin Mutual Advisers, LLC	1.00%	11.60%	8.27%	8.07%
Fixed Income - US	Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income VIP Fund Class 2[3]	Franklin Advisers, Inc.	1.04%	4.02%	1.19%	1.98%
Fixed Income - US	Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income VIP Fund Class 4	Franklin Advisers, Inc.	1.14%	3.98%	1.09%	1.89%
Equity - US Mid Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. American Value Fund Series II	Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Equity - US Large Cap Value	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Comstock Fund Series II	Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - US Large Cap Growth	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Discovery Large Cap Fund[5] Series II3	Invesco Advisers, Inc.	1.05%[2]	33.82%	15.76%	12.97%
Allocation - Moderate	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Equity and Income Fund Series II	Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. EQV International Equity Fund Series II	Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Global Fund Series II	Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Equity - Global Emerging Markets	Lazard Retirement Series, Inc. Lazard Retirement Emerging Markets Equity Portfolio Service Shares	Lazard Asset Management LLC	1.40%[2]	7.43%	3.03%	3.26%
Fixed Income - US	Lincoln Variable Insurance Products Trust LVIP JPMorgan Core Bond Fund Service Class	Lincoln Financial Investments Corporation / J.P. Morgan Investment Management, Inc.	0.72%	1.46%	-0.19%	1.24%
Equity - US Large Cap Blend	Lincoln Variable Insurance Products Trust LVIP JPMorgan U.S. Equity Fund Service Class	Lincoln Financial Investments Corporation / J.P. Morgan Investment Management, Inc.	0.90%	23.68%	15.45%	13.11%
Equity - US Large Cap Value	Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio Class VC	Lord, Abbett & Co. LLC	1.08%[2]	16.65%	8.81%	7.91%
Equity - US Mid Cap	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio Class VC	Lord, Abbett & Co. LLC	1.13%	30.61%	7.67%	9.37%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® Blended Research® Small Cap Equity Portfolio Service Class	Massachusetts Financial Services Company	0.82%[2]	4.65%	5.94%	7.75%
Allocation - Cautious	MFS® Variable Insurance Trust III MFS® Conservative Allocation Portfolio Service Class	Massachusetts Financial Services Company	0.94%	5.65%	3.26%	4.41%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust II MFS® Core Equity Portfolio Service Class	Massachusetts Financial Services Company	1.04%[2]	19.87%	12.45%	12.18%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Corporate Bond Portfolio Service Class[3]	Massachusetts Financial Services Company	0.88%[2]	2.70%	0.23%	2.27%
Equity - Global Emerging Markets	MFS® Variable Insurance Trust II MFS® Emerging Markets Equity Portfolio Service Class	Massachusetts Financial Services Company	1.48%[2]	11.31%	0.24%	3.14%
Equity - Real Estate Sector	MFS® Variable Insurance Trust III MFS® Global Real Estate Portfolio Service Class	Massachusetts Financial Services Company	1.15%[2]	-2.92%	0.66%	4.47%
Allocation - Cautious	MFS® Variable Insurance Trust II MFS® Global Tactical Allocation Portfolio Service Class	Massachusetts Financial Services Company	1.03%[2]	4.68%	2.87%	3.66%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Government Securities Portfolio Service Class	Massachusetts Financial Services Company	0.81%[2]	0.53%	-1.04%	0.41%
Allocation - Aggressive	MFS® Variable Insurance Trust III MFS® Growth Allocation Portfolio Service Class	Massachusetts Financial Services Company	1.04%	10.05%	6.60%	7.77%
Equity - US Large Cap Growth	MFS® Variable Insurance Trust MFS® Growth Series Service Class	Massachusetts Financial Services Company	0.97%[2]	31.15%	14.46%	14.82%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® High Yield Portfolio Service Class	Massachusetts Financial Services Company	0.97%[2]	6.53%	2.93%	3.98%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Inflation-Adjusted Bond Portfolio Service Class	Massachusetts Financial Services Company	0.85%[2]	-4.13%	-2.47%	-0.49%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® International Growth Portfolio Service Class	Massachusetts Financial Services Company	1.13%[2]	8.76%	5.84%	7.56%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® International Intrinsic Value Portfolio Service Class	Massachusetts Financial Services Company	1.14%[2]	6.97%	4.88%	7.26%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Limited Maturity Portfolio Service Class	Massachusetts Financial Services Company	0.73%[2]	5.02%	2.03%	1.92%
Equity - US Mid Cap	MFS® Variable Insurance Trust MFS® Mid Cap Growth Series Service Class	Massachusetts Financial Services Company	1.05%[2]	14.44%	8.85%	11.43%
Equity - US Mid Cap	MFS® Variable Insurance Trust III MFS® Mid Cap Value Portfolio Service Class	Massachusetts Financial Services Company	1.04%[2]	13.52%	9.47%	8.78%
Allocation - Moderate	MFS® Variable Insurance Trust III MFS® Moderate Allocation Portfolio Service Class	Massachusetts Financial Services Company	0.96%	8.12%	5.13%	6.25%
Equity - US Small Cap	MFS® Variable Insurance Trust MFS® New Discovery Series Service Class	Massachusetts Financial Services Company	1.12%[2]	6.44%	4.71%	8.92%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® New Discovery Value Portfolio Service Class	Massachusetts Financial Services Company	1.13%[2]	9.18%	8.40%	9.67%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® Research International Portfolio Service Class	Massachusetts Financial Services Company	1.14%[2]	2.78%	3.64%	4.95%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust MFS® Research Series Service Class	Massachusetts Financial Services Company	1.01%[2]	18.56%	11.60%	11.38%
Fixed Income - US	MFS® Variable Insurance Trust MFS® Total Return Bond Series Service Class	Massachusetts Financial Services Company	0.78%[2]	2.33%	0.14%	1.64%
Allocation - Moderate	MFS® Variable Insurance Trust MFS® Total Return Series Service Class	Massachusetts Financial Services Company	0.86%[2]	7.46%	5.89%	6.20%
US Money Market	MFS® Variable Insurance Trust II MFS® U.S. Government Money Market Portfolio Service Class[6]	Massachusetts Financial Services Company	0.45%[2]	4.84%	2.14%	1.39%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - Utilities Sector	MFS® Variable Insurance Trust MFS® Utilities Series Service Class	Massachusetts Financial Services Company	1.04%[2]	11.34%	5.61%	6.02%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Service Class	Massachusetts Financial Services Company	0.94%[2]	11.35%	7.76%	8.36%
Equity - US Mid Cap	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II	Morgan Stanley Investment Management, Inc.	1.05%[2]	41.73%	11.11%	12.02%
Equity - US Large Cap Growth	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II	Morgan Stanley Investment Management, Inc.	0.82%[2]	61.01%	15.54%	16.37%
Allocation - Moderate	PIMCO Variable Insurance Trust PIMCO All Asset Portfolio Advisor Class	Pacific Investment Management Company LLC / Research Affiliates, LLC	2.37%[2]	3.57%	4.31%	4.25%
Commodities Broad Basket	PIMCO Variable Insurance Trust PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class[3]	Pacific Investment Management Company LLC	2.28%[2]	4.16%	7.10%	1.65%
Commodities Broad Basket	PIMCO Variable Insurance Trust PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	Pacific Investment Management Company LLC	2.38%[2]	3.97%	6.98%	1.55%
Fixed Income - Emerging Markets	PIMCO Variable Insurance Trust PIMCO Emerging Markets Bond Portfolio Administrative Class[3]	Pacific Investment Management Company LLC	1.28%	7.53%	0.92%	3.37%
Fixed Income - Emerging Markets	PIMCO Variable Insurance Trust PIMCO Emerging Markets Bond Portfolio Advisor Class	Pacific Investment Management Company LLC	1.38%	7.42%	0.82%	3.27%
Allocation - Moderate	PIMCO Variable Insurance Trust PIMCO Global Managed Asset Allocation Portfolio Advisor Class	Pacific Investment Management Company LLC	1.28%[2]	10.75%	6.03%	5.75%
Equity - Global Large Cap	PIMCO Equity Series VIT PIMCO StocksPLUS® Global Portfolio Advisor Class	Pacific Investment Management Company LLC	0.87%[2]	13.37%	8.81%	7.67%
Equity - US Large Cap Value	Putnam Variable Trust Putnam VT Large Cap Value Fund Class IB	Putnam Investment Management, LLC / Franklin Advisers, Inc., Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Fixed Income - Global	Franklin Templeton Variable Insurance Products Trust Templeton Global Bond VIP Fund Class 4	Franklin Advisers, Inc.	0.85%	-11.42%	-4.93%	-2.12%
Equity - Global Large Cap	Franklin Templeton Variable Insurance Products Trust Templeton Growth VIP Fund Class 2[3]	Templeton Global Advisors Limited / Templeton Asset Management Ltd	1.12%[2]	5.40%	4.60%	4.08%

1
This Fund employs a managed volatility strategy intended to reduce volatility of returns. Please refer to “THE VARIABLE ACCOUNT” and the Fund’s prospectus for more information.
2
The Fund’s current expenses are subject to a temporary expense reimbursement and/or fee waiver. Please refer to the Fund’s prospectus for more information.
3
This Fund is not available for investment if you purchased your Contract on or after October 31, 2011.

4
On or about June 2, 2025, the name of this fund will change to CTIVP ®– Principal Large Cap Growth Fund.
5
Prior to April 30, 2025, the name of this fund was Invesco V.I. Capital Appreciation Fund.
6
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this Fund may become low and possibly negative.

APPENDIX B -LIST
OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS
If you own any of the optional living benefit riders listed below, your Contract is subject to investment restrictions that limit the investment options that are available to you. If you violate the investment restrictions applicable to your benefit, your living benefit will terminate automatically.
Investment Restrictions
For Contracts participating in Income Maximizer (“SIM”) or Income Maximizer Plus (“SIM Plus”), the only Funds, dollar-cost averaging programs, and asset allocation models that currently qualify as Designated Funds are as follows:
Asset Allocation Models
Build Your Own Portfolio
Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period
Funds
MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
For Contracts participating in Income Riser III (“SIR III”), the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:
Asset Allocation Models
Build Your Own Portfolio
Blended Model
Dollar-Cost Averaging Program Options
6-Month DCA Period
12-Month DCA Period
Funds
AB Dynamic Asset Allocation Portfolio, Class B
MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Moderate Allocation Portfolio, Service Class
PIMCO All Asset Portfolio, Advisor Class
PIMCO Global Managed Asset Allocation Portfolio, Advisor Class
If you purchased your Contract on and after October 31, 2011, you may not invest in the following Funds:
Columbia Variable Portfolio - Large Cap Growth Fund, Class 2
Columbia Variable Portfolio - Overseas Core Fund, Class 2
Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)
Fidelity® Freedom 2020 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)
Franklin Income VIP Fund, Class 2
Franklin Mutual Shares VIP Fund, Class 2
Franklin Small Cap Value VIP Fund, Class 2
Franklin Strategic Income VIP Fund, Class 2
Invesco V.I. Discovery Large Cap Fund Fund, Series II Shares
MFS® Corporate Bond Portfolio, Service Class
PIMCO CommodityRealReturn® Strategy Portfolio, Administrative Class
PIMCO Emerging Markets Bond Portfolio, Administrative Class
Templeton Growth VIP Fund, Class 2
Build Your Own Portfolio - If you comply with this model, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.

For Contracts purchased with SIM or SIM Plus, the Funds available in each asset class and the percentage range assigned to each asset class under the Build Your Own Portfolio investment option are as follows:
Balanced Funds 0% to 60%	Fixed Income Funds 40% to 100%
AB Balanced Hedged Allocation Portfolio	LVIP JPMorgan Core Bond Portfolio
AB Dynamic Asset Allocation Portfolio	MFS® Government Securities Portfolio
BlackRock Global Allocation V.I. Fund	MFS® Inflation-Adjusted Bond Portfolio
Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Limited Maturity Portfolio
Invesco V.I. Equity and Income Fund	MFS® U.S. Government Money Market Portfolio
MFS® Conservative Allocation Portfolio	MFS® Total Return Bond Series
MFS® Global Tactical Allocation Portfolio
MFS® Moderate Allocation Portfolio
MFS® Total Return Series
PIMCO All Asset Portfolio
PIMCO Global Managed Asset Allocation Portfolio
For Contracts purchased on or after October 31, 2011, with SIR III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund, Inc.- Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Managed Asset Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Lord Abbett Series Fund - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
MFS® Limited Maturity Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	MFS® International Intrinsic Value Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Inflation- Adjusted Bond Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® Research International Portfolio	MFS® Emerging Markets Equity Portfolio
LVIP JPMorgan Core Bond Portfolio	PIMCO All Asset Portfolio	MFS® Growth Allocation Portfolio	MFS® Core Equity Portfolio	First Eagle Overseas Variable Fund	MFS® High Yield Portfolio
		BlackRock Global Allocation V.I. Fund	MFS® Research Series	Invesco V.I. Global Fund	Lazard Retirement Emerging Markets Equity Portfolio
			MFS® Mid Cap Value Portfolio	Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)	Templeton Global Bond VIP Fund
			LVIP JPMorgan U.S. Equity Portfolio	MFS® International Growth Portfolio
			Putnam VT Large Cap Value Fund	MFS® Growth Series
CTIVP® - Principal Blue Chip Growth Fund

30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Discovery Value Portfolio
Invesco V.I. EQV International Equity Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
For Contracts purchased prior to October 31, 2011, with SIR III, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, then your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the Living Benefit will be cancelled.
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund, Inc.- Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Managed Asset Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I.Discovery Large Cap Fund Fund	MFS® Global Real Estate Portfolio
LVIP JPMorgan Core Bond Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Limited Maturity Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® Inflation- Adjusted Bond Portfolio		Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
		MFS® Growth Allocation Portfolio	MFS® Mid Cap Value Portfolio	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund

30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
		BlackRock Global Allocation V.I. Fund	LVIP JPMorgan U.S. Equity Portfolio	Invesco V.I. Global Fund
			Putnam VT Large Cap Value Fund	Columbia Variable Portfolio - Overseas Core Fund
Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series
CTIVP® - Principal Blue Chip Growth Fund
Columbia Variable Portfolio - Large Cap Growth Fund
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Discovery Value Portfolio
Invesco V.I. EQV International Equity Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

APPENDIX C -GLOSSARY
The following terms as used in this Prospectus have the indicated meanings:
ACCOUNT or PARTICIPANT ACCOUNT:  An account established for each Participant to which Net Purchase Payments are credited.
ACCOUNT QUARTER:  A three-month period, with the first Account Quarter beginning on your Issue Date.
ACCOUNT VALUE:  The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.
ACCOUNT YEAR and ACCOUNT ANNIVERSARY:  Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)
ACCUMULATION PHASE:  The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.
ADJUSTED PURCHASE PAYMENTS:  Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”
*ANNUITANT:  The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.
ANNUITY COMMENCEMENT DATE:  The date on which the first annuity payment under each Contract is to be made.
ANNUITY OPTION:  The method you choose for making annuity payments.
ANNUITY UNIT:  A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.
APPLICATION:  The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.
*BENEFICIARY:  The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, if a natural person, the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the Beneficiary under the preceding sentence and any other Beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.
BUSINESS DAY:  Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE:  The document for each Participant which evidences the coverage of the Participant under a Group Contract.
COMPANY (“WE”, “US”, DELAWARE LIFE”):  Delaware Life Insurance Company.
CONTRACT:  Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.
COVERED PERSON:  The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.
DCA PERIOD:  The period for which a Guaranteed Interest Rate is credited.
DEATH BENEFIT DATE:  If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.
DESIGNATED FUNDS:  The limited investment options you can choose if you are participating in a living benefit.
DUE PROOF OF DEATH:  Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).
FIXED ACCOUNT:  The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.
FIXED ACCOUNT VALUE:  The value of that portion of your Account allocated to the Fixed Account.
FIXED ANNUITY:  An annuity with payments which do not vary as to dollar amount.
FUND:  A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.
GOOD ORDER:  An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.
GROUP CONTRACT:  A Contract issued by the Company on a group basis.
GUARANTEED INTEREST RATE:  The rate of interest we credit on an annual effective basis.
INCOME PHASE:  The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.
INDIVIDUAL CONTRACT:  A Contract issued by the Company on an individual basis.
ISSUE DATE:  The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.

MAXIMUM ANNUITY COMMENCEMENT DATE:  The first day of the month following the youngest Annuitant’s 95th birthday.
NET INVESTMENT FACTOR:  An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.
NET PURCHASE PAYMENT:  The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.
NON-QUALIFIED CONTRACT:  A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.
OPEN DATE:  The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and an optional living benefit.
*OWNER:  The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.
*PARTICIPANT:  In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.
PAYEE:  A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant or upon the death of the Annuitant on or after the Annuity Commencement Date.
PURCHASE PAYMENT (PAYMENT):  An amount paid to the Company as consideration for the benefits provided by a Contract.
QUALIFIED CONTRACT:  A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.
SERVICE ADDRESS:  P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.
SUB-ACCOUNT:  That portion of the Variable Account which invests in shares of a specific Fund.
SURRENDER VALUE:  The amount payable on full withdrawal (or surrender) of your Contract. The amount equals: (i) your Account Value at the end of the Valuation Period during which we receive your surrender request; minus (ii) any Account Fee applicable for the Account Year in which the surrender is made; and minus (iii) any applicable withdrawal charge.
VALUATION PERIOD:  The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT:  Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.
VARIABLE ACCUMULATION UNIT:  A unit of measure used in the calculation of Variable Account Value.
VARIABLE ACCOUNT VALUE:  The value of that portion of your Account allocated to the Variable Account.
VARIABLE ANNUITY:  An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.
YOU and YOUR:  The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*
You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX D -WITHDRAWAL
CHARGE CALCULATIONS
Full Withdrawal:
Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
	Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	$37,000	8.00%	$2,960
	2	$44,200	$4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$4,000	$40,000	7.00%	$2,800
	4	$51,500	$4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$0	0.00%	$0
	6	$60,000	$60,000	$0	0.00%	$0
(a)
The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.
(b)
In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your remaining Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your remaining Purchase Payments.
(c)
In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.
Partial Withdrawal
Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.
	Account Year	Hypothetical Account Value Before Withdrawal	Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
	1	$41,000	$4,000	$0	$0	8.00%	$0	$4,000	$41,000
	2	$44,200	$4,000	$0	$0	8.00%	$0	$4,000	$44,200
	3	$47,700	$4,000	$0	$0	7.00%	$0	$4,000	$47,700
(a)	4	$48,200	$4,000	$3,000	$0	6.00%	$0	$1,000	$45,200
(b)	4	$46,000	$1,000	$8,000	$7,000	6.00%	$420	$0	$38,000
(c)	4	$38,250	$0	$12,000	$12,000	6.00%	$720	$0	$26,250
(d)	4	$26,650	$0	$22,000	$21,000	6.00%	$1,260	$0	$4,650
	Totals			$45,000	$40,000	6.00%	$2,400	$0	$4,650
(a)
In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $33,000.
(c)
Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $21,000.
(d)
Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of remaining Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.

APPENDIX E -OPTIONAL
LIVING BENEFIT EXAMPLES
Example: How the Living Benefits work
Assume for the examples below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example could be different). Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Years 2 and 5.)
A. How SIR III works.
Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal
Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period you will increase your Withdrawal
Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal
Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or
$6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an
Excess Withdrawal, and your Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$107,000	$100,000	$4,280	$0
3	$125,000	$125,000	$125,000	$6,250	$0
Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your
Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. You can withdraw up to $6,688 in
Account Year 4 without reducing your Withdrawal Benefit Base.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$6,688
5	$118,312	$133,750	$125,000	$6,688	$6,688

Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account
Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual
Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500. Going forward, your new Bonus
Base will be $170,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your Bonus
Period will now end on your 15th Account Anniversary.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	$170,000	$8,500	$8,500
7	$161,500	$170,000	$170,000	$8,500	$8,500
8	$153,000	$170,000	$170,000	$8,500	$8,500
Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will increase by $11,900, which is 7% of your Bonus Base ($170,000). Your new Annual Withdrawal Amount will be set equal to $9,095, which is 5% of your new Withdrawal Benefit Base ($181,900), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	$170,000	$8,500	$0
10	$144,500	$181,900	$170,000	$9,095	$9,095
11	$135,405	$181,900	$170,000	$9,095	$9,095
12	$126,310	$181,900	$170,000	$9,095	$9,095
13	$117,215	$181,900	$170,000	$9,095	$9,095
14	$108,120	$181,900	$170,000	$9,095	$9,095
15	$99,025	$181,900	$170,000	$9,095	$9,095
B. How SIM works.
Your Annual Withdrawal Amount is set equal to 4% of your Withdrawal Benefit Base, or $4,000. Your Withdrawal
Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring withdrawals during the Bonus Period, you will increase your Withdrawal
Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step-up your Withdrawal
Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or
$6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a
One-Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the
Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$4,000	$0
2	$100,000	$108,000	$100,000	$4,320	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 5%. Your
Annual Withdrawal Amount will be equal to 5% of your Withdrawal Benefit Base. In Account Year 4, your
Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $6,750 (5% of
$135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$6,750	$6,750
5	$118,250	$135,000	N/A	$6,750	$6,750
Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account
Value has grown to $170,000 on your fifth Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual
Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $8,500.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$8,500	$8,500
7	$161,500	$170,000	N/A	$8,500	$8,500
8	$153,000	$170,000	N/A	$8,500	$8,500
Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$144,500	$170,000	N/A	$8,500	$0
10	$144,500	$170,000	N/A	$8,500	$8,500
11	$136,000	$170,000	N/A	$8,500	$8,500
12	$127,500	$170,000	N/A	$8,500	$8,500
13	$119,000	$170,000	N/A	$8,500	$8,500
14	$110,500	$170,000	N/A	$8,500	$8,500
15	$102,000	$170,000	N/A	$8,500	$8,500

C. How SIM Plus works.
Your Annual Withdrawal Amount is set equal to 3% of your Withdrawal Benefit Base, or $3,000. Your Withdrawal
Benefit Base will increase by 8% of your Bonus Base each Account Year in which you do not take a withdrawal during the Bonus Period. By deferring your withdrawals during the Bonus Period you will increase your Withdrawal
Benefit Base, which in turn may maximize your Annual Withdrawal Amount.

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. At this time we will step up your Withdrawal
Benefit Base and your Bonus Base to $125,000. Additionally, because you have crossed into another age tier (from age 63 to age 65), your new Annual Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or
$5,000. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by a
One-Time Access Withdrawal. Your Bonus Period will end on your 10th Account Anniversary (i.e., ten years after the
Issue Date) or the first withdrawal that is not a One-Time Access Withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$3,000	$0
2	$100,000	$108,000	$100,000	$3,240	$0
3	$125,000	$125,000	$125,000	$5,000	$0
Assume you take your first withdrawal in Account Year 4. We set your Lifetime Withdrawal Percentage at 4%. Your
Annual Withdrawal Amount will be equal to 4% of your Withdrawal Benefit Base. In Account Year 4, your
Withdrawal Benefit Base (including the Bonus) equals $135,000, and you can withdraw up to $5,400 (4% of
$135,000) in Account Year 4 without reducing your Withdrawal Benefit Base. The Withdrawal Benefit Base will increase each year following the initial withdrawal by the 2.5% Plus Factor, as long as no Excess Withdrawals are taken during the Account Year. Because your first withdrawal was not a One-Time Access Withdrawal, your Bonus
Period ends.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$135,000	N/A	$5,400	$5,400
5	$119,600	$138,375	N/A	$5,535	$5,535
Assume that, because of good investment performance of the Designated Funds during Account Year 5, your Account
Value has grown to $170,000 on your fifth Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base. We will step up your Withdrawal Benefit Base to $170,000. Your new Annual
Withdrawal Amount will be 4% of your new Withdrawal Benefit Base, or $6,800.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
6	$170,000	$170,000	N/A	$6,800	$6,800
7	$163,200	$174,250	N/A	$6,970	$6,970
8	$156,230	$178,606	N/A	$7,144	$7,144

Assume in Account Year 9, you don’t take a withdrawal. Your Withdrawal Benefit Base will not increase by a Bonus because the Bonus Period ended when the first withdrawal (other than the One-Time Access Withdrawal) was taken.
However, the Withdrawal Benefit Base will increase by 2.5% as a result of the Plus Factor.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$149,086	$183,071	N/A	$7,323	$0
10	$149,086	$187,648	N/A	$7,506	$7,506
11	$141,580	$192,339	N/A	$7,694	$7,694
12	$133,886	$197,148	N/A	$7,886	$7,886
13	$126,000	$202,077	N/A	$8,083	$8,083
14	$117,917	$207,129	N/A	$8,285	$8,285
15	$109,623	$212,307	N/A	$8,492	$8,492
Example: 200% Benefit Enhancement (SIM & SIM Plus only)
Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000 (200% of the initial Purchase Payment). If on January 1, 2020, your current Withdrawal Benefit Base is greater than $200,000 due to a prior step-up, then the 200% Benefit Enhancement would not be applied.
Assume a client, age 55, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. On January 1, 2025 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $180,000, the Withdrawal Benefit Base will be increased to $200,000.
Assume a client, age 62, purchased a contract on January 1, 2010 with an initial Purchase Payment of $100,000. A subsequent purchase payment of $50,000 is made on June 1, 2018. On January 1, 2020 (the later of the 10th Account Anniversary or the Account Anniversary following age 70), if no withdrawals have been taken and the then current Withdrawal Benefit Base equals $238,000, the Withdrawal Benefit Base will be increased to $250,000 (200% of the initial Purchase Payment, plus 100% of additional Purchase Payments made after the first Account Anniversary.)
Example: One-Time Access Withdrawal (SIM and SIM Plus only)
You may take the One-Time Access Withdrawal before you begin receiving your Annual Withdrawal Amount. The One-Time Access Withdrawal will not end the 200% Benefit Enhancement or the Bonus Period. However, the One-Time Access Withdrawal will cause the Bonus for that Account Year to be forfeited. As a result of the One-Time Access Withdrawal, your Withdrawal Benefit Base, Bonus Base and your 200% Benefit Enhancement will be reduced using the following formulas:
Your new Bonus Base	=	BB x	(	AV - WD	)
AV
Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV
Your new 200% Benefit Enhancement	=	BE x	(	AV - WD	)
AV

Where:
BB	=	Your Bonus Base immediately prior to the One-Time Access Withdrawal.
WBB	=	Your Withdrawal Benefit Base immediately prior to the One-Time Access Withdrawal.
BE	=	Your 200% Benefit Enhancement immediately prior to the One-Time Access Withdrawal.
WD	=	The amount of the One-Time Access Withdrawal.
AV	=	Your Account Value immediately prior to the One-Time Access Withdrawal.

Assume your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial
Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 8% of your Bonus Base each year in which you do not take a withdrawal during the Bonus Period. Assume your Coverage Date will be your 5th
Account Anniversary (the first Account Anniversary after you reach age 59). If you notify us, the first withdrawal you take after the Coverage Date may be considered the One-Time Access Withdrawal.

Assume that because of good investment performance of the Designated Funds during Account Year 2 your Account
Value has grown to $125,000 on your second Account Anniversary. Therefore your Contract is eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. We will step-up your Withdrawal Benefit Base and your Bonus Base to $125,000.

Assume that, in your Account Year 7, you need to take $10,000 and you notify us of your intention to make this withdrawal your One-Time Access Withdrawal.
Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Withdrawals
1	$100,000	$100,000	$100,000	$0
2	$100,000	$108,000	$100,000	$0
3	$125,000	$125,000	$125,000	$0
4	$125,000	$135,000	$125,000	$0
5	$125,000	$145,000	$125,000	$0
6	$125,000	$155,000	$125,000	$0
7	$125,000	$165,000	$125,000	$10,000

At this point, your Bonus Base, your Withdrawal Benefit Base and your 200% Benefit Enhancement will be recalculated as follows:
Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	$115,000
Your new Withdrawal Benefit Base	=	$165,000	x	$125,000 - $10,000
				$125,000
	=	$151,800
Your new 200% Benefit Enhancement	=	$200,000	x	$125,000 - $10,000
				$125,000
	=	$184,000

Example: Early Withdrawals
Any withdrawal (other than the One-Time Access Withdrawal applicable to SIM and SIM Plus) taken before your Coverage Date will be considered an Early Withdrawal. Your Bonus Base (applicable to SIR III only) and Withdrawal Benefit Base will be reduced using the following formulas:
Your new Bonus Base	=	BB x	(	AV - WD	)
AV
Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV
Where:
BB	=	Your Bonus Base immediately prior to the Early Withdrawal.
WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.
WD	=	The amount of the Early Withdrawal.
AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Withdrawal Benefit Base and your Bonus Base are each set to equal your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by a percentage of your Bonus Base each year in which you do not take a withdrawal. Your Coverage Date will be the first Account
Anniversary after you attain the age of 59. (Please note that with SIM and SIM Plus, the first Early Withdrawal taken will be considered the One-Time Access Withdrawal. Also note that the Bonus Period will end on SIM and SIM Plus if a second Early Withdrawal is taken.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2 your Account
Value has grown to $125,000 on your second Account Anniversary. Therefore, your Contract is eligible for an automatic step-up of the Withdrawal Benefit Base and Bonus Base. We will step up your Withdrawal Benefit Base and Bonus Base to $125,000. Assume that, in your Account Year 3, you withdraw $10,000. Because you are age 53
(and younger than age 59), this is an Early Withdrawal.

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:
Your new Bonus Base	=	$125,000	x	$125,000 - $10,000
(SIR III only)				$125,000
	=	115,000
Your new Withdrawal Benefit Base	=	$125,000	x	$125,000 - $10,000
				$125,000
	=	115,000
Your Annual Withdrawal Amount will still be $0 because you have not reached your Coverage Date. For SIM and
SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the Bonus Period and forfeit the
200% Benefit Enhancement.

Example: Excess Withdrawals
If you take an Excess Withdrawal that is not your One-Time Access Withdrawal, (applicable to SIM and SIM Plus only) your Withdrawal Benefit Base and Bonus Base (applicable to SIR III only) will be reduced according to the following formulas:
Your new Bonus Base	=	BB x	(	AV - WD	)
AV - AWA
Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA

Where:
BB	=	Your Bonus Base immediately prior to the Excess Withdrawal.
WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.
WD	=	The amount of the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Excess Withdrawal.
AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Assume that you invested $65,000 and, due to recent positive market performance, your Account Value in Account
Year 5 is $100,000. Your Withdrawal Benefit Base and Bonus Base have stepped up to 100,000, your Lifetime
Withdrawal Percentage is 5%, and thus your Annual Withdrawal Amount is $5,000. During this Account Year you make two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your
Account Value to $96,000 but does not affect your Withdrawal Benefit Base because it is not in excess of your
Annual Withdrawal Amount. Your second withdrawal (when combined with the first) is in excess of your $5,000
Annual Withdrawal Amount. After your second withdrawal, your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	$100,000	x	$96,000 - $6,000
				$96,000 - ($5,000 - $4,000)
	=	$94,737
Your new Withdrawal Benefit Base	=	$100,000	X	$96,000 - $6,000
				$96,000 - ($5,000 - $4,000)
	=	$94,737
Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be $4,737
(5% of $94,737). For SIM and SIM Plus, any withdrawal other than the One-Time Access Withdrawal will end the
Bonus Period and forfeit the 200% Benefit Enhancement.

You should be aware that, if your Account Value minus your Annual Withdrawal Amount is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.
Example: Account Value goes to zero before the Coverage Date
Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)
Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Account Value to go to zero before the Coverage Date.
Assume that because of the investment performance of the Designated Funds your Account Value remains constant.
During Account Year 4 you decide to take an Early Withdrawal equal to the full Account Value.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$100,000	$114,000	$100,000	$0	$0
4	$100,000	$121,000	$100,000	$0	$100,000
5	$0	$0	$0	$0	$0
Since your withdrawal was for the full Account Value, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.
B. Poor performance, Contract fees and charges cause Account Value to go to zero before the Coverage Date.
Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated
Funds is such that the Account Value goes to zero due to the combination of poor investment performance, Contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$85,000	$107,000	$100,000	$0	$0
3	$65,000	$114,000	$100,000	$0	$0
4	$55,000	$121,000	$100,000	$0	$0
5	$45,000	$128,000	$100,000	$0	$0
6	$35,000	$135,000	$100,000	$0	$0
7	$25,000	$142,000	$100,000	$0	$0
8	$15,000	$149,000	$100,000	$0	$0
9	$8,000	$156,000	$100,000	$0	$0
10	$400	$163,000	$100,000	$0	$0
11	$0	$0	$0	$0	$0
Since your Account Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end and you will not be eligible to receive your Annual Withdrawal Amount.
Examples: Account Value goes to zero after the Coverage Date
Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the SIR III living benefit with single-life coverage. (If you selected joint-life coverage or a different optional living benefit, the numbers shown in the example could be different; however, the concept is the same.)

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.
Assume that, over the course of the first 9 years of the Contract, the investment performance of the Designated Funds is such that the Account Value increases by $1,000 per year. During Account Year 9, you decide to take an Excess
Withdrawal for less than the full Account Value. Your Withdrawal Benefit Base and Bonus Base will both reduce proportionately; your Annual Withdrawal Amount will be 5% of the new Withdrawal Benefit Base. Suppose, due to
poor investment performance after the Excess Withdrawal, the Account Value goes to zero during Account Year 12.
Then your Annual Withdrawal Amount available in Account Year 13 will continue to be paid for the rest of your life.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$101,000	$107,000	$100,000	$5,350	$0
3	$102,000	$114,000	$100,000	$5,700	$0
4	$103,000	$121,000	$100,000	$6,050	$0
5	$104,000	$128,000	$100,000	$6,400	$0
6	$105,000	$135,000	$100,000	$6,750	$0
7	$106,000	$142,000	$100,000	$7,100	$0
8	$107,000	$149,000	$100,000	$7,450	$0
9	$108,000	$156,000	$100,000	$7,800	$50,000
10	$58,000	$90,299	$57,884	$4,515	$4,515
11	$25,000	$90,299	N/A	$4,515	$4,515
12	$5,000	$90,299	N/A	$4,515	$4,515
For Life	$0	$90,299	N/A	$4,515	$4,515
B. Poor performance, Contract fees and charges cause Account Value to go to zero after the Coverage Date.
Assume that, over the course of the first 10 years of the Contract, the investment performance of the Designated
Funds is such that the Account Value goes to zero due to the combination of poor investment performance, Contract fees and charges. You did not take any withdrawals to cause the Account Value to go to zero.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$85,000	$107,000	$100,000	$5,350	$0
3	$65,000	$114,000	$100,000	$5,700	$0
4	$55,000	$121,000	$100,000	$6,050	$0
5	$45,000	$128,000	$100,000	$6,400	$0
6	$35,000	$135,000	$100,000	$6,400	$0
7	$25,000	$142,000	$100,000	$7,100	$0
8	$15,000	$149,000	$100,000	$7,450	$0
9	$8,000	$156,000	$100,000	$7,800	$0
10	$400	$163,000	$100,000	$8,150	$0
11	$0	$170,000	N/A	$8,500	$8,500
For Life	$0	$170,000	N/A	$8,500	$8,500
Because your Account Value was reduced to zero during Account Year 11, we will pay the Annual Withdrawal Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Account Value to go to zero after the Coverage Date.
Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$80,000	$107,000	$100,000	$5,350	$0
3	$60,000	$114,000	$100,000	$5,700	$60,000
4	$0	$0	$0	$0	$0
Your Contract and all benefits end because you took an Excess Withdrawal that causes your Account Value to go to zero.

The Statement of Additional Information (“SAI”) dated May 1, 2025 includes additional information. The SAI is incorporated by reference into this prospectus. The SAI is available without charge at https://dfinreports.com/DelawareLife, by calling (800) 477-6545, Option 2, or by sending an email request to customer.relations@delawarelife.com. The SAI is also available on our website at https://dfinview.com/DelawareLife/TAHD/86680A137?site=Annuity.
Reports and other information about the Variable Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. C000092930

PART B

Masters Flex II Variable Annuity
FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
DELAWARE LIFE VARIABLE ACCOUNT F (the “Variable Account”)
A SEPARATE ACCOUNT OF
DELAWARE LIFE INSURANCE COMPANY (“Delaware life”)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2025
The Statement of Additional Information (“SAI”) is not a prospectus. Terms used in this SAI have the same meanings as are defined in the Masters Flex II Variable Annuity Prospectus. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Therefore, this SAI should be read in conjunction with the Prospectus, dated May 1, 2025, as supplemented, which may be obtained without charge at https://dfinreports.com/DelawareLife, or calling (800) 477-6545, Option 2, or writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581. The Prospectus is also available on our website at https://dfinview.com/DelawareLife/TAHD/86680A137?site=Annuity.

DELAWARE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
DLIC Sub-Holdings, LLC is the Company’s immediate parent company. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: DLIC Sub-Holdings, LLC, DLIC Holdings, LLC, Group 1001 Insurance Holdings, LLC, Group 1001, Inc., TWG Financial Holdings, LLC (f.k.a. Delaware Life Holdings Parent, LLC), TWG Global Holdings, LLC (f.k.a. Delaware Life Holdings Parent II, LLC), DLHPII Equity Participation Company, LLC, and DLICM, LLC.
Delaware Life Variable Account F, was established in accordance with Delaware law on December 3, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.
PERFORMANCE CALCULATION AND OTHER RELATED INFORMATION
From time to time our advertising and other promotional material may quote the performance (yield and total return) of a Sub-Account. In addition, our reports or other communications to current contract owners may also quote the yield on total return of a Sub-Account. Quoted results are based on past performance and reflect the performance of all assets held in that Sub-Account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.
Calculation of Yield and Effective Yield for the Money Market Fund Sub-Account
We calculate the yield of the Money Market Fund Sub-Account for a 7-day period by determining the net change (including the standard charges for a Contract or Account), exclusive of capital changes and income, other than investment income, in the value of a hypothetical investment in the Money Market Fund Sub-Account. We assume the following. There is an investment equal to one share on Day 1. We then determine the value of the hypothetical investment in the Money Market Fund Sub-Account on Day 7. The Day 7 value minus the Day 1 value is the net change in value for the hypothetical investment in the Money Market Fund Sub-Account. The net change in value divided by Day 1 value give us the 7-day return for the hypothetical investment in the Money Market Fund Sub-Account. We then multiply the 7-day return by 365/7, with the resulting yield figure carried at least to the nearest hundredth of one percent.
The effective yield calculation is similar, except we assume all returns or interest are reinvested for the period in the Money Market Fund Sub-Account. For effective yield, we also carry the results to the nearest hundredth of one percent.
The calculation of yield and effective yield of the Money Market Fund Sub-Account does not include any charges for optional benefits, if available and selected by you, which would lower this performance.
Any performance advertising of yield and effective yield for the Money Market Fund Sub-Account will be accompanied by the standardized total return for the Sub-Account.
Calculation of Yield for Non-Money Market Fund Sub-Accounts
We calculate yield on a thirty-day period by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:
YIELD = 2[(	a - b	+1)[6] -1]
cd
Where:
a
= net investment income earned during the period by the Fund attributable to Sub-Account shares.
b
= expenses accrued for the period (net of reimbursements).
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c
= the average daily number of Accumulation Units outstanding during the period.
d
= the maximum offering price per Accumulation Unit on the last day of the period.
Any performance advertising of yield for the non-Money Market Fund Sub-Accounts will be accompanied by the standardized total return for the Sub-Account.
Calculation of Total Return
For the 1-, 5- and 10-year periods, we calculate the average annual total return according to the following formula:
P(1+T)n = ERV
Where:
P
= a hypothetical initial payment of $1,000
T
= average annual total return
n
= number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the year period(s) at the end of the year period(s) (or fractional portion thereof).
The average annual total return will include the standard charges for the Contract or Account. The calculation of total return for the Sub-Accounts does not include any charges for optional benefits, if available and selected by you, which would lower this performance.
Non-Standardized Performance
We also advertise hypothetical total return performance for the Sub-Accounts before the inception of the Variable Account and may advertise other non-standardized performance total return. Non-standardized performance total return will be accompanied by standardized performance total return.
Other Performance Information
Delaware Life may also distribute other performance information including, but not limited to, sales material which compares the Contract or Account and its optional benefits, if any, and/or the performance of the Contract or Account with other third-party variable and fixed annuities. In addition, we may use advertisements that include Delaware Life’s credit rating by nationally recognized statistical rating organizations such as AM Best and Standard and Poor’s. From time to time, we may also advertise comparisons, such as tax-deferred compounding charts and other hypothetical illustrations, with comparisons of taxable and tax-deferred investments.
CALCULATIONS
Example of Net Investment Factor Calculation
We determine the net investment factor using the following formula:
Investment Factor	=	(	a + b	)	- d
c
where:
(a)
is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;
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(b)
is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;
(c)
is the net asset value per share of the Fund share at the end of the previous Valuation Period; and
(d)
is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.
Assume the following facts about a particular Variable Account at the end of the current Valuation Period:
(a)
the net asset value of a fund equals $18.38;
(b)
the per share amount of any dividend or capital gains distributions equal $0;
(c)
the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and
(d)
the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.
The net investment factor is, therefore, determined as follows:
(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32
Example of Variable Accumulation Unit Value Calculation
We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.
Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321136 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:
(14.5645672 x 1.00322674)	=	14.6115633
ANNUITY PROVISIONS
Determination of Annuity Payments
On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.
The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and
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is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.
Annuity Unit Value
Assume the Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:
Annuity Unit Value	=	(A x B) x C
where:
A
equals the Annuity Unit value for the immediately preceding Valuation Period
B
equals the Net Investment Factor for the current Valuation Period
C
equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one-day Valuation Period.)
Example of Variable Annuity Unit Calculation
Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322813 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:
(12.3456789 x 1.00322813) x 0.99991902	=	12.3845294
Example of Variable Annuity Payment Calculation
The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.
Assume the following facts:
●
the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;
●
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;
●
the annuity payment rate for the age and option elected is $6.78 per $1,000; and
●
on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.
The first Variable Annuity payment would be determined as follows:
(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000
This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.
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Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:
70.1112 x 12.3845467	=	$868.29
DISTRIBUTION OF THE CONTRACT
We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts and variable life insurance contracts issued by the Company.
In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.
Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2022, 2023, and 2024, were approximately $59,346,916, $52,432,425, and $56,864,156, respectively.
CUSTODIAN
Delaware Life is the Custodian of the assets of the Variable Account. Its main administrative offices are at 10555 Group 1001 Way, Zionsville, IN 46077. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of Delaware Life. We will purchase Fund shares at net asset value in connection with amounts allocated to the Subaccounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account, if any.
OTHER SERVICE PROVIDERS
SE2, LLC (“SE2”), a third-party provider of contract administration services for life insurance companies, administers the Contracts. See “Administration of the Contract” in the Prospectus for additional information about SE2. During 2022, 2023, and 2024, Delaware Life paid SE2 approximately $219,062, $207,818, and $194,722, respectively, for services associated with the administration of the Contracts.
EXPERTS
The financial statements of Delaware Life Insurance Company as of December 31, 2024 and 2023 and for each of the years in the three-year period ended, and the financial statements of each of the sub-accounts of Delaware Life Variable Account F, as of December 31, 2024 and for each of the years in the two-year period ended December 31, 2024, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.
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The KPMG LLP report dated April 17, 2025, of Delaware Life Insurance Company includes explanatory language that states that the financial statements are prepared by Delaware Life Insurance Company using statutory accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.
FINANCIAL STATEMENTS
The financial statements are incorporated by reference to Form N-VPFS filed on April 25, 2025, for Delaware Life Insurance Company and Delaware Life Variable Account F. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.
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PART C
OTHER INFORMATION
Item 27. EXHIBITS
(a)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the
Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on
October  14, 1997); Exhibit (a)

(b)	Not Applicable;
(c)(1)
Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.)
Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);
Exhibit (c)(1)

(c)(1)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon
Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration
Statement on Form N-4, File No. 333-83364, filed on or about April  28, 2009); Exhibit (c)(1)(i)

(c)(1)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April  28, 2009); Exhibit (c)(1)(ii)

(c)(1)(iii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April
27, 2010); Exhibit (c)(1)(iii)

(c)(1)(iv)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April
27, 2010); Exhibit (c)(1)(iv)

(c)(2)(i)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January  16, 1998); Exhibit (c)(2)(i)

(c)(2)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January  16, 1998); Exhibit (c)(2)(ii)

(c)(2)(iii)
General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-4, File No. 333-37907, filed on January  16, 1998); Exhibit (c)(2)(iii)

(d)(1)(i)
Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to the
Registration Statement on Form N-4, File No. 333-83256, filed on February  22, 2002); Exhibit (d)(1)(i)

(d)(1)(ii)
Certificate to be issued in connection with Contract filed as Exhibit (d)(1)(i) (Incorporated herein by reference to the
Registration Statement on Form N-4, File No. 333-83256, filed on February  22, 2002); Exhibit (d)(1)(ii)

(d)(2)
Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to the
Registration Statement on Form N-4, File No. 333-83256, filed on February  22, 2002); Exhibit (d)(2)

(d)(3)
Income Riser III Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit
(d)(2) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710, filed on
August  10, 2010); Exhibit (d)(3)

(d)(4)
Income Maximizer Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as
Exhibit (d)(2) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710,
filed on August  10, 2010); Exhibit (d)(4)

(d)(5)
Income Maximizer Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as
Exhibit (d)(2) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-168710,
filed on August  10, 2010); Exhibit (d)(5)

(e)(i)
Application to be used with Contract filed as Exhibit (d)(1)(i) (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February  14, 2002); Exhibit
(e)(i)

(e)(ii)
Application to be used with Certificate filed as Exhibit (d)(1)(ii) and Contract filed as Exhibit (d)(2) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File
No. 333-74844, filed February  14, 2002); Exhibit (e)(ii)

(f)(1)
Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August  11, 2014); Exhibit (f)(1)

(f)(2)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (f)(2)
(g)
Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Life
Reassurance Company of America (Incorporated herein by reference to Post-Effective Amendment No. 56 to the
Registration Statement on Form N-4, File No. 333-83516, filed on April  26, 2019); Exhibit (g)

(h)(1)
Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware
Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable
Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018): Exhibit (h)(1)

(h)(2)
Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance
Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated
herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File
No. 333-83516, filed on April  28, 2005); Exhibit (h)(2)

(h)(3)
Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life
Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments,
Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form
N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(3)

(h)(4)
Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord,
Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(4)

(h)(5)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton
Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New
York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form
N-4, File No. 333-102278, filed on December  31, 2002); Exhibit (h)(5)

(h)(6)
Participation Agreement, dated September 16, 2002, as amended through June 25, 2020, by and among Delaware
Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and
PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(6)

(h)(7)
Participation Agreement, dated December 3, 2007, as amended through June 23, 2020, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC,
and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(7)

(h)(8)
Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life
Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment
Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);
Exhibit (h)(8)

(h)(9)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.),
The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February  12, 2008); Exhibit (h)(9)

(h)(10)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill
Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Delaware Life
Variable Account G on Form N-6, File No. 333-111688, filed on December 30, 2005); Exhibit (h)(10)

(h)(11)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.),
Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S.
Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account
I on Form N-6, File No. 333-143353, filed on May 30, 2007); Exhibit (h)(11)

(h)(12)
Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life
Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail
Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(12)

(h)(13)
Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life
Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC
(Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life
Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011); Exhibit (h)(13)

(h)(14)
Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of
Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to
Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June  8,
2011); Exhibit (h)(14)

(h)(15)
Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life
Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan
Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(15)

(h)(16)
Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware
Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II
and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(16)

(h)(17)
Participation Agreement, dated April 26. 2013, as amended through July 1, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity
Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers,
LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October  1, 2018);
Exhibit (h)(17)

(h)(18)
Form of Letter Amendment to Participation Agreement, which removed Delaware Life Insurance Company of New
York as a party to the Participation Agreements, Exhibits (h)(4) - (h)(7) and (h)(11) - (h)(17).*

(i)
Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated
December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration
Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.) Exhibit
(i)

(j)	Not Applicable.
(k)(1)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*
(k)(2)	Representation of Counsel pursuant to Rule 485(b);*
(l)	Not Applicable;
(m)	Not Applicable;
(n)	Not Applicable;
(o)
Form of Template Initial Summary Prospectus (Incorporated by reference to Post-Effective Amendment No. 5 to the
Registration Statement on Form N-4, File No. 333- 225901, filed on October 8, 2021); Exhibit (o);

(p)	Powers of Attorney*;
(q)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures*;
(r)	Organization Chart of the Registrant, the Depositor and DLIC Sub-Holdings, LLC*; and
(s)	Consents of Independent Registered Public Accounting Firm*;
*
Filed herewith.

Item 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Michael K. Moran Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Curtis P. Steger Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Daniel J. Towriss Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Executive Officer and President
Michael S. Bloom Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Chief Legal Officer and Secretary
Andrew F. Kenney Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Chief Investment Officer
John J. Miceli, Jr. Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Treasurer
Ellyn M. Nettleton Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Accounting Officer
Martin B. Woll Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Operating Officer
Fang L. Wang Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Chief Financial Officer
Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of DLIC Sub-Holdings, LLC.
The organization chart of DLIC Sub-Holdings, LLC, the Depositor and Registrant is filed herewith as Exhibit (r). None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

Item 30. INDEMNIFICATION
Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.
Item 31. PRINCIPAL UNDERWRITERS
(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant and Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account and Keyport Variable Account I.
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Colin J. Lake	President and Director
	Fang L. Wang	Director
	Michael S. Bloom	Secretary and Director
	John J. Miceli, Jr.	Treasurer
	James Joseph	Financial/Operations Principal
	Elizabeth T. Carey	Chief Compliance Officer
*
The principal business address of all directors and officers of the principal underwriter, is 230 3rd Avenue Floor 6 Waltham, Massachusetts 02451.
(c) Inapplicable.
Item 32. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 10555 Group 1001 Way, Zionsville, Indiana 46077 and 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, or at the offices of SE2, LLC at 5801 SW 6th Avenue, Topeka, Kanas 66636-0001.
Item 33. MANAGEMENT SERVICES
Not Applicable.
Item 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2025.
DELAWARE LIFE VARIABLE ACCOUNT F (Registrant)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)

DELAWARE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)
As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Dennis A. Cullen* Dennis A. Cullen	Director	April 29, 2025
/s/ Michael K. Moran* Michael K. Moran	Director	April 29, 2025
/s/ Curtis P. Steger* Curtis P. Steger	Director	April 29, 2025
/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President (Principal Executive Officer)	April 29, 2025
/s/ Ellyn M. Nettleton* Ellyn M. Nettleton	Chief Accounting Officer (Principal Accounting Officer)	April 29, 2025
/s/ Fang L. Wang* Fang L. Wang	Chief Financial Officer (Principal Financial Officer)	April 29, 2025
*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact	April 29, 2025
*
Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Director and Officer signatures. Powers of Attorney are included herein as Exhibit (p). Resolution of the Board of Directors is included herein as Exhibit (q).

EXHIBIT INDEX
(h)(18)	Form of Letter Amendment to Participation Agreement
(k)(1)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use
(k)(2)	Representation of Counsel Pursuant to Rule 485(b)
(p)	Powers of Attorney
(q)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures
(r)	Organization Chart of the Registrant, the Depositor and DLIC Sub-Holdings, LLC
(s)	Consents of Independent Registered Public Accounting Firm